As filed with the Securities and Exchange Commission on April 27, 2012
Commission File Nos.  333-109762
811-10463

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 19	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 25	[X]

JNLNY SEPARATE ACCOUNT IV
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

2900 Westchester Avenue, Purchase, New York 10577
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank Julian, Esq., Associate General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 30, 2012 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Variable Life Insurance contracts

PERSPECTIVE INVESTOR®

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
through
JNLNY SEPARATE ACCOUNT IV
2900 Westchester Avenue
Suite 305
Purchase, New York 10577

Jackson of NY® Service Center
P.O. Box 30314
Lansing, MI 48909- 7814
1-800-599-5651

Jackson of NY® IMG Service Center
P.O. Box 30314
Lansing, Michigan 48909- 7814
1-888-464-7779

Effective September 15, 2006, this Perspective Investor ® Flexible Premium Variable Life Insurance Policy is no longer available for purchase.

Jackson National Life Insurance Company of New York (the “Company” or “Jackson of NY®”) is offering the flexible premium variable life insurance policies described in this prospectus.  The policies provide insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.

The policies currently offer 45 allocation options, including 44 variable investment options, each of which is an Investment Division of Jackson National Separate Account IV, and our Fixed Account.  Each Investment Division invests exclusively in shares of one of the portfolios of JNL® Series Trust or JNL Variable Fund LLC.

We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policies do not have a guaranteed minimum Policy Value.  The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the portfolios underlying the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL Series Trust and the JNL Variable Fund LLC and its portfolios.  The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Flexible premium variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson of NY does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The date of this prospectus is April 30, 2012 .

TABLE OF CONTENTS

SUMMARY	1
Description of the Policy and Policy Benefits	1
Risks of the Policy	3
The Portfolios and Associated Risks	5
FEE TABLE	5
Transaction Fees	6
Periodic Charges	7
Optional Rider/Benefit Charges	8
Charges Assessed Against the Portfolios	9
Individual Underlying Mutual Fund Company Annual Expenses	11
PURCHASING A POLICY AND ALLOCATING PREMIUM	12
Applying for a Policy	12
Premiums	12
Planned Premium	13
Premium Limits	13
Guaranteed Minimum Death Benefit	13
Modified Endowment Contracts	14
Allocation of Premium	14
Policy Value	15
Accumulation Unit Value	15
Transfer of Policy Value	15
Restrictions on Transfers	15
Transfers Authorized by Telephone or the Internet	16
Dollar Cost Averaging	17
Rebalancing	17
THE SEPARATE ACCOUNT	17
The Portfolios	17
Voting Privileges	23
Additions, Deletions, and Substitutions of Securities	24
THE FIXED ACCOUNT	24
POLICY BENEFITS AND RIGHTS	25
Death Benefit	25
Death Benefit Options	25
Changes in Death Benefit Option	26
Changes in Specified Death Benefit	26
Optional Insurance Benefits	27
Policy Loans	29
Surrenders	30
Partial Surrenders	30
Status of Policy at Attained Age 100	31
Termination and Grace Period	32
Reinstatement	32
Right to Examine the Policy	32
Postponement of Payment	32
CHARGES AND DEDUCTIONS	33
Premium Charges	33
Mortality and Expense Risk Charge	33
Monthly Deduction	33
Cost of Insurance Charge	34
Monthly Policy Fee	34
Monthly Administrative Charge	34
Surrender Charge	35
Transfer Charge	36
Illustration Charge	36
Re-Underwriting Charge	36
Rider Charges	36
Additional Policy Charges	36
Portfolio Expenses	36
GENERAL POLICY PROVISIONS	36
Statements to Owners	36
Limit on Right to Contest	37
Suicide	37
Misstatement as to Age and Sex	37
Beneficiary	37
Assignment	37
Creditors' Claims	37
Dividends	37
Notice and Elections	37
Modification	37
Reduced Paid-Up Insurance	37
Exchange to a General Account Product	38
FEDERAL TAX CONSIDERATIONS	38
Taxation of Jackson of NY and the Separate Account	38
Jackson of NY Taxation	38
Tax Status of the Policy	39
Diversification Requirements	39
Owner Control	39
Tax Treatment of Life Insurance Death Benefit Proceeds	39
Tax Deferral During Accumulation Period	39
Distributions	39
Policies Which are MECs	40
Policies Which are not MECs	40
Treatment Beyond Attained Age 94	41
Actions to Ensure Compliance with the Tax Law	41
Federal Income Tax Withholding	41
Tax Advice	41
DESCRIPTION OF JACKSON OF NY AND THE SEPARATE ACCOUNT	41
Jackson National Life Insurance Company of New York	41
The Separate Account	41
Safekeeping of the Separate Account's Assets	42
State Regulation of Jackson of NY	42
DISTRIBUTION OF POLICIES	42
LEGAL PROCEEDINGS	44
FINANCIAL STATEMENTS	44
PRIVACY POLICY	44
GLOSSARY OF TERMS	46
APPENDIX A	49
APPENDIX B	51
APPENDIX C	55
WHERE YOU CAN FIND MORE INFORMATION	59

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 46 of this prospectus.

Summary

Description of the Policy and Policy Benefits

1.   What is a Flexible Premium Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. The minimum initial premium generally is equal to 3 times the monthly Minimum Premium specified in your policy.  The monthly Minimum Premium is based on your policy's Specified Death Benefit and the Insured's age, sex and underwriting risk classification.  See “Purchasing a Policy and Allocating Premium” on page 12 for further details concerning the Minimum Premium.

Premiums may be paid at any time.  You may pay any level of premium, subject to certain limits.  However, during the first three years, paying the monthly Minimum Premium may help keep your policy in force.  See “Can my Policy Lapse?” on page 4.  In addition, to take advantage of the Guaranteed Minimum Death Benefit feature, you must pay at least the cumulative Required Monthly Premium Amount due.  This premium amount is shown on the policy data page when the rider is elected.  It varies by age, sex and underwriting risk class.  We may require evidence of insurability.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Minimum Death Benefit Feature?

Under this option, we agree to keep the policy (excluding any other riders) in force for the life of the Insured, regardless of the investment performance of the Investment Divisions, as long as your total premiums paid less Debt is greater than or equal to the cumulative Required Monthly Premium Amount.  However, this rider will terminate if you take a partial surrender.  You may select this optional rider when you apply for a policy.  This rider is available only with Death Benefit Option A.  For more information about this benefit, see “Guaranteed Minimum Death Benefit” on page 13 .

4.   How is my Policy Value Determined?

Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 33 .  We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account.  For more information about your Policy Value, see “Policy Value” on page 15 .

5.   What are the Investment Choices for this Policy?

The policy currently offers 45 investment options, each of which is an Investment Division.  Each Investment Division invests in a single portfolio of a mutual fund.  See “The Portfolios” on page 17 for a listing of the available Investment Divisions.  We also offer a Fixed Account option.  See “The Fixed Account” on page 24 for more information.  You may transfer amounts among your investment choices, subject to certain restrictions.  See “Risks of the Policy” on page 3 and “Transfer of Policy Value” on page 15 .

6.   How are my Premiums Allocated?

Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively “Premium Charges”).  For more detail, see the Fee Table on page 5 and “Charges and Deductions” on page 33 .  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you specify in your application how to allocate your Net Premiums.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 32 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 14 for more information about how your premiums are allocated.

7.   May I Transfer Policy Value Among the Investment Divisions and the Fixed Account?

You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  To make a transfer, you may write to us or call us at the phone number shown on the front page.  Only one transfer from the Fixed Account during any Policy Year is permitted, and the amount you may transfer is limited.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” and “Rebalancing” on page 17 .

Each transfer in excess of 15 in a Policy Year will incur a charge of $25.  Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs will not incur a $25 charge or count toward the 15 transfers per Policy Year.

8.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit (or Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the Policy Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 25 .

9.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 25 .

10.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  You may request an increase after the first Policy Year and/or a decrease after the third Policy Year by writing to us.  You are permitted only one change per Policy Year.  Your requested increase or decrease must be at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Policy Value and the surrender charge.  You may not decrease the Specified Death Benefit of your policy below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  Some examples of the bases on which a requested change could be refused are: (i) the results of underwriting on a request for an increase indicate that the insured is no longer insurable, (ii) the change would cause the policy to violate Section 7702 of the Code, (iii) the policy owner is currently on claim for the Waiver of Monthly Deductions rider, (iv) a decrease would reduce the Specified Death Benefit below the $100,000 minimum, or (v) increases are not contractually allowed in the first year and decreases are not contractually allowed in the first 3 years.  For more detail, see “Changes in Specified Death Benefit” on page 26 .  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 38 .

11.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

We currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year.  The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee not to exceed $25 and any applicable surrender charge and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 4 and “Partial Surrenders” on page 30 .  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 38 .

12.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 29 .  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Modified Endowment Contracts” on page 14 .

13.   Can I Cancel my Policy?

You may cancel your policy by returning it to us within ten days after you receive it.  In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  For more information, see “Right to Examine the Policy,” on page 32 .

Risks of the Policy

1.   Is my Policy Value Guaranteed?

Your Policy Value is not guaranteed.  However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature.  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Portfolios and Associated Risks” on page 5 and “The Separate Account” on page 17 .  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long-term financial planning.  Although the surrender charge decreases over time, while it is in effect it may be a substantial portion of or even exceed your Policy's Value.  Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if your policy's Cash Surrender Value becomes too low to support the policy's monthly charges, unless: (a) during the first three Policy Years, you have paid the cumulative Minimum Premiums and your policy's Net Policy Value is greater than zero; or (b) the Guaranteed Minimum Death Benefit feature is in effect.  If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 32 .  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 38 .  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing your policy's Cash Surrender Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Policy Values, Cash Surrender Values or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 38 .

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year.  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a partial surrender fee not to exceed $25 and any applicable surrender charge or taxes.  The surrender charge on a partial surrender is approximately proportional to the resulting decrease in the Policy Value.  A partial surrender will reduce your Cash Surrender Value and may reduce your Specified Death Benefit.  A partial surrender also will terminate the Guaranteed Minimum Death Benefit feature, if you have chosen that optional rider.  We will not permit a partial surrender that would reduce the Cash Surrender Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Cash Surrender Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 30 .  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 38 .

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  We reserve the right to further limit transfers in any Policy Year, or to refuse any transfer request for an Owner or certain Owners.  For example, we reserve the right to limit excessive trading and transfers that would disadvantage Owners or have a detrimental effect on Accumulation Unit Values or the share price of any portfolio.  See “Transfer of Policy Value” on page 15 .

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time.  We deduct a surrender charge from the surrender proceeds.  The surrender charge is calculated as described in “Surrender Charge” on page 35 .  While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value.  We also deduct any outstanding Debt.  In addition, the surrender of your policy may have tax consequences.  See “Federal Tax Considerations” on page 38 .

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which are MECs” on page 40 .

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium.  The income portion of the distribution is includable in your taxable income.  In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 38 .

The Portfolios and Associated Risks

1.   What is a Portfolio?

Each of the Investment Divisions invests in shares of one of the portfolios.  Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios.  Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other.  The portfolios in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the portfolios, please see “The Portfolios” on page 17 .

2.   What are the Risks of the Portfolios?

We do not promise that the portfolios will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest.  You bear the investment risk that those portfolios possibly will not meet their investment objectives.  A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus.  For additional information, please see “The Portfolios” on page 17 .

3.   How can I Learn More about the Portfolios?

You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before allocating amounts to the Investment Divisions.  If you do not have a prospectus for a portfolio, please contact us at our Service Center at the number listed on the first page of this prospectus and we will send you a copy.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1
Sales Charge	When premium is allocated	6% of each premium in all years 2

Premium Tax Charge	When premium is allocated	Maximum: N/A 3 Current: 2% of each premium

Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium

Surrender Charge (per $1,000 of Specified Death Benefit) 4	When you surrender your policy or take a partial surrender, during the first nine Policy Years or nine years after an increase in the Specified Death Benefit

Minimum and Maximum Initial Surrender Charge		Minimum: $ 2.49 per $1,000 Maximum: $50.00 per $1,000 5

Initial Surrender Charge for a 45-year-old Male Preferred Nonsmoker		$15.88 per $1,000

Transfer Charge	Each transfer in excess of 15 in any Policy Year	$25 per transfer

Illustration Charge 6	Each in-force illustration in excess of one in any Policy Year	$25 per illustration

Re-Underwriting Fee 7	If a transaction under your policy requires underwriting approval after the Commencement Date	$25

Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender

Expedited Delivery Charge 8	When you request expedited delivery of surrender, partial surrender or loan proceeds	Current: $15 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 33 for more information about these charges and our current charges.

2	This is the maximum guaranteed Sales Charge. For information regarding our current charges, see “Premium Charges” on page 33 .

3
The current charge is based on the state premium tax in New York.  We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay.  See “State and Local Premium Tax Charge” on page 33 .

4
This charge applies to all surrenders and partial surrenders.  The initial amount of the surrender charge generally equals the Specified Death Benefit of your policy multiplied by the applicable rate per thousand dollars of Specified Death Benefit divided by 1000.  The applicable rate depends on the Insured's age, sex and underwriting risk classification.  The surrender charge declines over a nine-year period, in accordance with a table shown in your policy.  For example, the table below shows the nine-year surrender charge schedule for a 45-year-old Male Preferred Nonsmoker.

Policy Year	Surrender Charge per $1,000
1	$15.88
2	$14.12
3	$12.35
4	$10.59
5	$ 8.82
6	$ 7.06
7	$ 5.29
8	$ 3.53
9	$ 1.76
10+	$ 0

An additional surrender charge usually applies if you increase your Specified Death Benefit.  The surrender charge on partial surrenders generally is proportionate to the reduction in Policy Value resulting from partial surrender.  For more information, see “Surrender Charge” on page 35 below.

The surrender charge shown in the table above may not be representative of the charge you would pay.  For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus, or contact your sales representative.

5	This is the maximum guaranteed Initial Surrender Charge. For information regarding our current charges see “Surrender Charge” on page 35 .

6	This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

7
For example, you will be subject to this charge if you request an increase in the Specified Death Benefit, which would require you to provide us with satisfactory evidence of insurability.  See “Changes in Specified Death Benefit” on page 26 .

8
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 9
Cost of Insurance Charge (per $1,000 Net Amount at Risk) 10	Monthly

Minimum and Maximum COI Charge:		Minimum: 0.06 per $1,000 Maximum: 83.33 per $1,000

COI Charge for a 45- year-old Male Preferred Nonsmoker		0.38 per $1,000

Policy Fee	Monthly	$15 per month for Policy Years 1-3 $7.50 per month thereafter

Administrative Charge	Monthly	$0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 $0.01 per month per $1,000 of Specified Death Benefit thereafter

Mortality and Expense Risk Charge 11	Daily	1.00% (on an annual basis) in all years

Policy Loan Interest Rate 12	Annually (accrues daily)	4%

Tax Charge 13	Daily	Currently: None

9	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 33 for more information about these charges and our current charges.

10
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rates than the guaranteed rates shown in your policy.  Our current cost of insurance charges also varies depending on the Specified Death Benefit of the Policy.  We calculate a separate cost of insurance charge for any increase in the Specified Death Benefit based on the Insured's circumstances at the time of the increase (including age and underwriting risk classification).  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 34 .

See “Cost of Insurance Charge” on page 34 for a description of how the Net Amount at Risk is determined.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

11	This is the maximum guaranteed Mortality and Expense Risk Charge. For information regarding our current charges, see “Mortality and Expense Risk Charge” on page 33 .

12
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years and 3% thereafter.  To secure a loan’s repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

13
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Policy Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 27 .

OPTIONAL RIDER/BENEFIT CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 14
Terminal Illness Benefit Rider 15	N/A	N/A

Optional Additional Death Benefit Coverage 16 Minimum and Maximum Cost of Insurance Charge (per $1,000 of Optional Death Benefit Coverage) 17	Monthly	Minimum: 0.06 per $1,000 Maximum: 83.33 per $1,000

Cost of Insurance Charge for a 45-year-old Male Preferred Nonsmoker (2) 17		0.38 per $1,000

Monthly Administrative Charge	Monthly
$0.07 per $1,000 of the excess of the Target Death Benefit over the Specified Death Benefit for years 1-10;

$0.01 per $1,000 of the excess of the Target Death Benefit over the Specified Death Benefit thereafter

Waiver of Monthly Deductions	Monthly	Minimum: $3.00 per $100 of Monthly Deduction Maximum: $36.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Minimum: $0.03 per $1 of Specified Premium Maximum: $0.11 per $1 of Specified Premium

Guaranteed Minimum Death Benefit	Monthly	$.005 per $1,000 of the Specified Death Benefit

Other Insured Term Insurance Rider Minimum and Maximum Cost of Insurance Charge (per $1,000 of Rider Coverage) 17	Monthly	Minimum: 0.06 per $1,000 Maximum: 83.33 per $1,000
Cost of Insurance Charge for a 45-year-old Male Preferred Nonsmoker 17		0.38 per $1,000

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

14	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 33 for more information about these charges and our current charges.

15	There is no additional cost for this rider, which is added automatically to your Policy.

16	The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit, but not less than zero.

17
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy.  Our current cost of insurance charges also varies depending on the rider death benefit.

The following table describes portfolio fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

CHARGES ASSESSED
AGAINST THE PORTFOLIOS
	Minimum	Maximum
Total Annual Portfolio Operating Expenses 18 (expenses that are deducted from portfolio assets, including management and administrative fees, 12b-1 service fees and other expenses)	0.37%	1. 03%

18	The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2011 , for the portfolios in which the Separate Account invests.

The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value.  These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the underlying portfolio.  For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual portfolios for the year ended December 31, 201 1 , except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/DFA U.S. Core Equity	0.72%	0.00%	0.01%	0.02%	0.75%	0.12% A	0.63%
JNL/T. Rowe Price Value	0.73%	0.00%	0.00%	0.00%	0.73%	0.01% A	0.72%
JNL/WMC Money Market	0.37%	0.00%	0.00%	0.00%	0.37%	0.14% B	0.23% B

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12 b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.87%	0.00%	0.01%	0.00%	0.88%
JNL/Eagle SmallCap Equity	0.79%	0.00%	0.00%	0.00%	0.79%
JNL/Franklin Templeton Income	0.74%	0.00%	0.01%	0.01%	0.76%
JNL/Franklin Templeton Small Cap Value	0.91%	0.00%	0.01%	0.01%	0.93%
JNL/Goldman Sachs Core Plus Bond	0.67%	0.00%	0.01%	0.04%	0.72%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.00%	0.00%	0.01%	0.82%
JNL/Invesco Global Real Estate	0.85%	0.00%	0.01%	0.00%	0.86%
JNL/Invesco International Growth	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Invesco Large Cap Growth	0.76%	0.00%	0.00%	0.01%	0.77%
JNL/Invesco Small Cap Growth	0.95%	0.00%	0.00%	0.01%	0.96%
JNL/JPMorgan International Value	0.80%	0.00%	0.01%	0.00%	0.81%
JNL/JPMorgan MidCap Growth	0.79%	0.00%	0.00%	0.01%	0.80%
JNL/JPMorgan U.S. Government & Quality Bond	0.49%	0.00%	0.01%	0.01%	0.51%
JNL/Lazard Emerging Markets	1.02%	0.00%	0.00%	0.01%	1.03%
JNL/Lazard Mid Cap Equity	0.81%	0.00%	0.01%	0.01%	0.83%
JNL/Mellon Capital Management S&P 500 Index	0.35%	0.00%	0.02%	0.00%	0.37%
JNL/Mellon Capital Management S&P 400 MidCap Index	0.37%	0.00%	0.02%	0.00%	0.39%
JNL/Mellon Capital Management Small Cap Index	0.37%	0.00%	0.02%	0.00%	0.39%
JNL/Mellon Capital Management International Index	0.42%	0.00%	0.03%	0.00%	0.45%
JNL/Mellon Capital Management Bond Index	0.36%	0.00%	0.01%	0.00%	0.37%
JNL/Oppenheimer Global Growth	0.81%	0.00%	0.00%	0.00%	0.81%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.00%	0.00%	0.60%
JNL/PPM America High Yield Bond	0.54%	0.00%	0.01%	0.01%	0.56%
JNL/PPM America Value Equity	0.65%	0.00%	0.01%	0.00%	0.66%
JNL/T. Rowe Price Established Growth	0.67%	0.00%	0.00%	0.00%	0.67%
JNL/T. Rowe Price Mid-Cap Growth	0.80%	0.00%	0.01%	0.00%	0.81%
JNL/T. Rowe Price Short-Term Bond	0.51%	0.00%	0.01%	0.02%	0.54%
JNL/UBS Large Cap Select Growth	0.75%	0.00%	0.01%	0.01%	0.77%
JNL/WMC Balanced	0.54%	0.00%	0.00%	0.02%	0.56%
JNL/WMC Value	0.58%	0.00%	0.01%	0.00%	0.59%
JNL/Mellon Capital Management 25	0.44%	0.00%	0.00%	0.00%	0.44%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital Management JNL 5	0.42%	0.00%	0.02%	0.00%	0.44%
JNL/Mellon Capital Management VIP	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management JNL Optimized 5	0.44%	0.00%	0.04%	0.00%	0.48%
JNL/Mellon Capital Management Communications Sector	0.48%	0.00%	0.03%	0.00%	0.51%
JNL/Mellon Capital Management Consumer Brands Sector	0.48%	0.00%	0.02%	0.00%	0.50%
JNL/Mellon Capital Management Financial Sector	0.46%	0.00%	0.02%	0.00%	0.48%
JNL/Mellon Capital Management Healthcare Sector	0.45%	0.00%	0.03%	0.00%	0.48%
JNL/Mellon Capital Management Oil & Gas Sector	0.43%	0.00%	0.03%	0.00%	0.46%
JNL/Mellon Capital Management Technology Sector	0.44%	0.00%	0.03%	0.00%	0.47%

A
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

B
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

PURCHASING A POLICY AND ALLOCATING PREMIUM

Applying for a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous, by reducing the charges under your policy although it also will reduce the units initially allocated to the investment options.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your requested Specified Death Benefit is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt.  The temporary conditional insurance provides coverage during the underwriting of your application, but only if all conditions within the Temporary Insurance Agreement are met and first Minimum Premium is submitted.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional coverage is limited to $500,000 or the Specified Death Benefit applied for, whichever is less.

If we approve your application, we begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums.  To place your policy in force, you generally must pay an initial premium at least equal to three monthly Minimum Premium payments.  As described in “Planned Premium” below, we send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums, including your initial premium through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 38 .  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.

Paying the Minimum Premium during the first three Policy Years can help keep your policy in force.  During the first three Policy Years, if your total premium payments (less partial surrenders) exceeds the monthly Minimum Premium amount times the number of months since the Policy Date, we will not take the surrender charge into consideration in determining whether your Policy Value is sufficient to keep your Policy in force.  Instead, your Policy will not enter the Grace Period provided that the Net Policy Value is greater than zero.  After the first three years or if your total premiums (less partial surrenders) do not at least equal the necessary Minimum Premiums, the Cash Surrender Value (which is reduced by the then current surrender charge) is used for lapse testing.  The Minimum Premium is shown on the policy data page of your Policy and varies by age, sex, underwriting classification, Specified Death Benefit, and optional benefits you have selected.  We may change the monthly Minimum Premium amount to reflect changes you make to your policy.  If so, the new monthly Minimum Payment amount begins to apply when the change becomes effective.

We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges.  There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year.  See “Premium Charges” on page 33 .  As a result, the Sales Charge on a premium that is received 15 days or less in advance of the Policy Anniversary will be higher than if it otherwise would have been treated as premium in excess of the Target Premium.  In addition, subject to your consent, if that premium in whole or part would exceed Guideline Premium or the Modified Endowment Contract, we will temporarily hold the entire premium and apply it to your Policy on the next Policy Anniversary.  We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.  The premium will be placed in a non-interest bearing account until we apply it to your Policy.  If we hold the premium for this reason, it will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Payment of planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force.

Paying planned premiums generally provides greater benefits than paying a lower amount of premium.  In addition, you may use the planned premium to help remind you to pay at least the Minimum Premium during the first three Policy Years.  Paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Required Monthly Premium Amount necessary to keep the GMDB benefit in force.  See “Guaranteed Minimum Death Benefit” on page 13 .

Premium Limits.  Before we accept any premium that would require an increase in the Net Amount at Risk under your policy, you first must provide us with evidence of insurability.  Also, the Code imposes limits on the amount of premium that can be contributed under a life insurance contract (“Guideline Premium limits”).  If you exceed this limit, your policy would lose its favorable federal income tax treatment under the Code's definition of life insurance.  Accordingly, we will not accept any premium that would cause your policy to exceed this limit, unless you increase the Specified Death Benefit (and/or Target Death Benefit) of your policy appropriately.  To obtain this increase, you must submit a Written Request and satisfactory evidence of insurability meeting our then current underwriting standards.  Otherwise we will accept only the portion of your premium that does not exceed the maximum permitted amount and we will refund the excess.  In addition, we will not accept any additional premium from you until we can do so without exceeding the limit set by the Code.  See “Federal Tax Considerations” on page 38 for more information.  For premium received 15 days or less in advance of the Policy Anniversary, if we have your consent to hold the premium until the next Policy Anniversary, the premium limits will be applied when the premium is applied to your policy on the Policy Anniversary.  See “Premiums” on page 12 for more information.

Paying too much premium also could cause your policy to be treated as a “modified endowment contract” for federal income tax purposes.  See “Modified Endowment Contracts” at page 14 for more information.

Guaranteed Minimum Death Benefit.  The Guaranteed Minimum Death Benefit (“GMDB”) feature can enable you to keep your policy's Specified Death Benefit in force for the life of the Insured regardless of changes in the Policy Value.  You may choose this optional feature when you apply for your policy.  We charge an additional charge for the Rider, as described in the Fee Table on page 5 of this prospectus.

Under this feature, we guarantee that your policy will remain in force, regardless of declines in Policy Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt exceed (b) the sum of the Required Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If you fail the premium requirement, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  At the end of that period, if you have not paid the required additional premium, then the GMDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force.  The GMDB does not prevent the policy from entering the Grace Period, but an active GMDB will extend the Specified Death Benefit coverage for the life of the Insured even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 32 .

The GMDB does not cover riders, including the Optional Additional Death Benefit Coverage.  If the Net Policy Value is insufficient to pay charges as they come due, only the GMDB and base policy coverage amount is guaranteed to stay in force.

If the Net Policy Value is insufficient to pay the base coverage and the GMDB rider charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Policy Value.

If you take any partial surrenders, this rider will terminate.  Only Death Benefit Option A is available with this rider.  Changes to the policy's Death Benefit option are not allowed while this rider is in force.

Modified Endowment Contracts.  In certain circumstances your policy might be deemed a “modified endowment contract,” which is a category of life insurance contract defined in the Code.  If your policy were to become a modified endowment contract, distributions and loans from the policy would result in current taxable income for you, as well as other adverse tax consequences.  These tax consequences are described in more detail in “Policies Which Are MECs” on page 40 .  Your policy could be deemed a modified endowment contract if, among other things, you pay too much premium or the Death Benefit is reduced.  We monitor the status of your policy and advise you if you need to take action to prevent your policy from being deemed a modified endowment contract.  If you pay a premium that would result in this classification, we notify you and allow you to request a refund of the excess premium, or other action, to avoid having your policy being deemed a modified endowment contract.  If, however, you do choose to have your policy deemed a modified endowment contract, we do not refund the premium.  We will require acknowledgment that the policy will be deemed a modified endowment contract.

Your policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a policy.  Payment of additional premium in connection with a replacement also could cause your policy to be deemed a modified endowment contract.  For more information, please consult your tax adviser.

Allocation of Premium.  Your Net Premiums are generally allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before we allocate the Net Premium.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy those requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most states, the Right to Examine Period is 10 days, but may be longer in some states.  See “Right to Examine the Policy” on page 32 for more information about the Right to Return Period.  Thus, for example, if the Right to Return Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions, but the rate will not be lower than 3%.  Any transfers on the Allocation Date will not count against the annual limit under your policy.

After the Allocation Date, we generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Policy Value.  Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial surrenders and charges assessed.  There is no minimum guaranteed Policy Value.

Valuations for initial premiums and premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, partial surrender fee, and surrender charge), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;
(2)	Subtract from that amount the applicable mortality and expense risk charge and the tax charge (if any); and
(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.

Transfer of Policy Value.  You may request a transfer of Policy Value among the Investment Divisions and the Fixed Account in writing or by telephone after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to any Investment Division each Policy Year.  This amount transferred from the Fixed Account may not exceed the greater of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.  However, transfers under our rebalancing program are not subject to these limits.  See “Rebalancing” on page 17 .

As a general rule, we only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs.  Frequent transfers may also dilute the value of shares of an underlying portfolio.  Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;
•	requiring a minimum time period between each transfer;
•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or
•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.  You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.  Dollar Cost Averaging and Rebalancing are mutually exclusive, you cannot select both.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations.  Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to Rebalancing.  Dollar cost averaging and rebalancing are mutually exclusive, you cannot select both.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Portfolios.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the portfolios.  Each portfolio is a separate investment series of JNL Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the portfolios below.  You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios.  If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separate from the assets of the other portfolios and each portfolio has its own distinct investment objective and policies.  Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Important information regarding the Investment Division investing in the JNL/Lazard Emerging Markets Fund:   Effective August 29, 2011, the Investment Division of the Separate Account investing in the   JNL/Lazard Emerging Markets Fund   (the “Division”) has stopped accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account remain available.

Important Note:  If you currently have an automatic program, such   as   Dollar Cost Averaging and Rebalancing, and it includes an allocation to the Division, you can continue to invest in the Division based on your existing election until you revise or terminate the automatic program. Any change to the existing automatic program is not permitted if you wish to continue an allocation to the Division. The Division is not available for any new or revised allocation instructions under any automatic program.

If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to the Division, you must choose a replacement Investment Division. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.

If an application for a Policy is received on or after August 29, 2011, or if a pending application is not in good order by August 26, 2011, and it includes an allocation to the Division, that allocation will be allocated to the JNL/WMC Money Market Investment Division.  Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.

Amounts invested in the Division as of August 29, 2011 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Policy. However, if you transfer out of the Division on or after August 29, 2011 you will not be able to transfer back in.

Underscored are the portfolios that are newly available, recently underwent name changes, or were subject to a merger, as may be explained in the accompanying parenthetical.  The portfolios are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the portfolios are attached to this prospectus.

JNL Series Trust

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% of the Fund’s assets to equit y securit ies and 25% to 45% of the Fund’s assets to fixed-income securities .   The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase. The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/ DFA U.S. Core Equity Fund   (formerly, JNL/Eagle Core Equity Fund)
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP )

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will fluctuate with market movements.  Additionally, the range by which the Fund’s percentage allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S. universe will change from time to time.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing , under normal circumstances , at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000®   Index .   The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing , under normal market conditions, in a diversified portfolio of debt and equity securities.   The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.  In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, normally, at least 80% of its assets in investments of small-capitalization companies.   The Sub-Adviser deems small capitalization companies are companies with market capitalizations (the market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments.   The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market (including non-investment grade securities), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.  The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment.   If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Ltd.)

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.   These companies include real estate investment trusts or other real estate operating companies. The Fund may also invest in the following other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds and American Depositary Receipts.  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities of issuers that are considered by the Fund’s portfolio managers to have a strong earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.  The Fund will normally invest in the securities of companies located in at least three countries outside of the U.S., emphasizing investment in companies in the developed markets of Western Europe and the Pacific Basin.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.   The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 ® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic instruments.  Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.   The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 ® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic and derivative instruments.  Synthetic and derivative instruments are investments that have economic characteristics similar to the Fund’s direct investments.  Synthetic and derivative instruments in which the Fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Fund’s portfolio.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.   The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.   Market capitalization is the total market value of a company’s shares.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund   (Please Note:  The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.   The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Mellon Capital Management S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.   The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Management Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 I ndex and sampling from the remaining securities in order to provide long-term growth of capital .

JNL/Mellon Capital Management International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth .

JNL/Mellon Capital Management Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.   However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed   income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing , under normal circumstances , at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.   Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.   T he Fund may also invest in securities of foreign issuers.   To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing , primarily , in a diversified portfolio of equity securities of domestic companies .   Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time .  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.  The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks , but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.   Income is a secondary objective.

JNL/UBS Large Cap Select Growth Fund   (formerly, JNL/Capital Guardian U.S. Growth Equity Fund)
Jackson National Asset Management, LLC (and UBS Global Asset Management (Americas) Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.   The Fund may invest up to 15% of its assets in foreign equity and fixed income securities.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities .

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies .  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).   The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL Variable Fund LLC

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing , under normal circumstances, at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢ 20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢ 20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢ 20% in the Global 15 Strategy, a dividend yielding strategy;
➢ 20% in the 25 Strategy, a dividend yielding strategy; and
➢ 20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Management VIP Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢ The DowSM Dividend Strategy;
➢ The European 20 Strategy;
➢ The Nasdaq® 25 Strategy;
➢ The S&P 24 Strategy;
➢ The Select Small-Cap Strategy; and
➢ The Value Line® 30 Strategy.

JNL/Mellon Capital Management JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢ 25% in the Nasdaq® 25 Strategy;
➢ 25% in the Value Line® 30 Strategy;
➢ 24% in the European 20 Strategy;
➢ 14% in the Global 15 Strategy; and
➢ 12% in the 25 Strategy.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing , under normal circumstances , at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers.  The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson of NY.  Shares of the portfolios may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base.  A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations.  The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio.  Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;
(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;
(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;
(d)	to add, combine, or remove Investment Divisions in the Separate Account;
(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and
(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson of NY's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Account.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your premium to the Fixed Account.  Under this option, we guarantee the amount allocated (deductions may lower the amount we guarantee) to the Fixed Account and a minimum rate of interest of 3% that will be credited to the amount in the Fixed Account.  From time to time and at our sole discretion, we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson of NY.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the death of the Insured.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit (or Target Death Benefit), and in some instances your Policy Value.  The Death Benefit Proceeds may be increased, if you have added a rider that provides an additional benefit.  Please see “Optional Insurance Benefits” beginning on page 27 .

The Death Benefit Proceeds will include any amount which may be payable under the Guaranteed Minimum Death Benefit (if included in your policy), as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

Death Benefit Options.  You may choose one of three Death Benefit options.  Under each option, if you have added the Optional Additional Death Benefit Coverage to your policy, the Target Death Benefit rather than the Specified Death Benefit is used in calculating the Death Benefit:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit (or Target Death Benefit) of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value.  As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit (or Target Death Benefit) plus the Policy Value or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit (or Target Death Benefit) plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable corridor percentage.  We have set forth the applicable corridor percentages in the policy.  The corridor percentages are based upon the age of the Insured.  The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above.  While your policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit (or Target Death Benefit) or the Minimum Death Benefit.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit.  As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if you are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

Example of Applicable Corridor Percentage.  The corridor percentages used in calculating the Minimum Death Benefit are set so as to seek to ensure that the policies qualify as life insurance for federal income tax purposes.  Accordingly, the policy provides that under all Death Benefit options, the Death Benefit will at least equal the Minimum Death Benefit.  For example, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit (or Target Death Benefit), and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit (or Target Death Benefit)).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Policy Value	$115,000	$95,000
Applicable Corridor Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115,000, multiplied by the corridor percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the corridor percentage of 185%).

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we reduce the Specified Death Benefit (and Target Death Benefit, if Optional Additional Death Benefit Coverage is elected) of your Policy by the amount of the Policy Value.  If you ask to change from Option B to Option A, we increase the Specified Death Benefit (and Target Death Benefit) of your policy by the amount of the Policy Value.  If you ask to change from Option C to Option A, we increase the Specified Death Benefit (and Target Death Benefit) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  You may not change from Option C to Option B or from Option A or B to Option C.  The change takes effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The Guaranteed Minimum Death Benefit rider is available only with Death Benefit Option A.

Changes in Specified Death Benefit.  You may request an increase in Specified Death Benefit after the first Policy Year, and a decrease in the Specified Death Benefit after the third Policy Year.  You may change the Specified Death Benefit one time per Policy Year.  You may request the change by writing to us at the address shown on the first page of this prospectus.  You should be aware that a change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  In addition, approved increases will be subject to an additional Surrender Charge (based on the amount of the increase, the Insured's Attained Age and underwriting risk classification).  The change will take effect on the first Monthly Anniversary after we approve the request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

When the Specified Death Benefit of a policy is increased after issue, a new segment of coverage is created to which cost of insurance rates that differ from the original coverage cost of insurance rates are applied.  This is done to reflect the additional underwriting and a higher attained age.  If you request a decrease in Specified Death Benefit, we first apply it to coverage provided by the most recent segment of Specified Death Benefit then to the next most recent segment successively and finally to the coverage under the original application.  The minimum decrease amount is $10,000.  We do not permit a decrease in the Specified Death Benefit of your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  If your policy has the Optional Additional Death Benefit Coverage, any approved decrease will apply first to the Target Death Benefit, and then to the Specified Death Benefit.  The existence of these segments necessitates that any decrease be applied in reverse order to the segments.  For more information, see “Death Benefit Options” beginning on page 25 .

To apply for an increase in the Specified Death Benefit, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  The increased coverage amount may be in a different rate class from your base coverage.  We do not permit any increase in Specified Death Benefit after the Insured's 90th birthday.  The minimum amount of a Specified Death Benefit increase is $10,000.

You should be aware that an increase in the Specified Death Benefit of your policy affects the cost of insurance charges applicable to your policy.  As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Specified Death Benefit also increases the Net Amount at Risk under your policy.  We will not approve a request for a Specified Death Benefit increase if the Cash Surrender Value is too small to pay the Monthly Deduction through the end of the Policy Year.  As described in “Surrender Charge” on page 35 , if you increase the Specified Death Benefit under the policy a new surrender charge will apply.  Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 38 .

Optional Insurance Benefits.  You may ask to add one or more riders to your policy to provide additional optional insurance benefits.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

We currently offer the following riders for this policy.  We add the Terminal Illness Benefit Rider automatically and at no cost to you.  The Guaranteed Minimum Death Benefit Rider is available only at policy issue.

Terminal Illness Benefit Rider - The rider provides an accelerated payment of life insurance proceeds if the Insured is terminally ill, as defined in the rider.  You may request an accelerated benefit of between 25% of the Death Benefit (or $50,000, if less) and 100% of the Death Benefit (or $250,000, if less).  The amount of the benefit is calculated as the amount requested less the following:  a discount for 12 months' interest as specified in the rider, a pro rata portion of any outstanding Debt, an administrative expense charge fee as determined by the Company (not to exceed $100), and any unpaid policy charges.  The Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  Any amount payable during the contestability period, due to suicide, will be reduced by any previously paid accelerated benefit.

This rider terminates upon payment of any benefit under the rider.  There is no expiry date for the base Insured.  The expiry date for the rider Insured is at the expiry of the Other Insured Term Insurance Rider.

Additional Death Benefit Coverage -You may increase your total life insurance coverage by adding this option to your policy.  This option may be added after the Issue Date and will be effective on the Monthly Anniversary following approval.  This option enables you to adjust your total coverage under the policy to meet your anticipated needs.  When you apply for this option, you select a Target Death Benefit, which is your desired amount of total insurance coverage.  The Target Death Benefit may be for the life of the rider or it may be scheduled to change at the beginning of specified Policy Years.  The Target Death Benefit may equal the Specified Death Benefit.  All changes reflected in the schedule of Target Death Benefits must occur on a Policy Anniversary.  The Target Death Benefit cannot be scheduled to be reduced in the first seven Policy Years.  The Target Death Benefit can be changed and will be effective the Monthly Anniversary following our approval.  The Specified Death Benefit must be at least 20% of the Target Death Benefit.  The death benefit coverage under this option equals the Total Death Benefit minus the Base Death Benefit under the base policy (i.e., determined without considering the option), but not less than zero.  The rider does not provide a fixed amount of term coverage.  Rather, the additional death benefit coverage adjusts automatically to changes in the base policy Death Benefit so that the sum of the additional death benefit coverage and the base policy coverage will equal the Total Death Benefit so long as the coverage is in effect.  Your Total Death Benefit will depend on which Death Benefit Option you have selected.

•	Under Death Benefit Option A, your Total Death Benefit is the greater of (a) the Target Death Benefit or (b) the Minimum Death Benefit.
•	Under Death Benefit Option B, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the Policy Value or (b) the Minimum Death Benefit.
•
Under Death Benefit Option C, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the greater of (i) total premiums less total partial surrenders (including any applicable charge) or (ii) zero or (b) the Minimum Death Benefit.

If your Policy Value increases sufficiently to require that the Base Death Benefit equal the Total Death Benefit, then the benefit under the rider would be zero.  However, the rider would remain in effect until you remove it from your policy.  Thereafter, if your Policy Value later dropped such that the Base Death Benefit were lower than the Total Death Benefit, your rider would resume providing a benefit.

You may increase your coverage under this rider in accordance with our rules for increasing the Specified Death Benefit of the policy and the rules above.  See “Changes in Specified Death Benefit” on page 26 .  However, we will treat a request to increase the death benefit as a request to increase both the Specified Death Benefit and the Target Death Benefit, unless you specifically request otherwise.

You may decrease your coverage under this option in accordance with our rules for decreasing the Specified Death Benefit of the policy.  See “Changes in Specified Death Benefit” at page 26 .  Approved reductions will apply first to the rider coverage, then to previously approved increases in the Specified Death Benefit, and then to the original Specified Death Benefit.  We may refuse to effect scheduled increases in Target Death Benefit if you cancel a scheduled change or ask for an unscheduled decrease in your Target Death Benefit.  Partial surrenders, changes from Death Benefit Option A to Option B, and decreases in your death benefit coverage may reduce the amount of your Target Death Benefit in the same manner as those transactions would reduce your policy's Specified Death Benefit.  See “Partial Surrenders” on page 30 and “Changes in Death Benefit Option” on page 26 .

We deduct a separate monthly cost of insurance charge for coverage under this option.  The cost of insurance charge will equal the benefit under the option times the applicable cost of insurance rate as of the applicable Monthly Anniversary.  The cost of insurance rate will be determined by us from time to time, based on the Insured's age at issue of the option, sex and underwriting risk class, and the number of years since the option was issued.  This option expires at the Insured's Attained Age 100.

We will deduct a monthly administrative charge on the excess of the Target Death Benefit over the Specified Death Benefit which will be the same as the monthly administrative charge under the base policy (this is deducted even if the rider benefit is reduced to zero).  The total charges you may pay under a policy with this option may be more or less than you would pay if all of the coverage were provided under the base policy alone.  We do not charge a sales charge or surrender charge under this option.  If you increase the Target Death Benefit after the option is issued, we may require satisfactory evidence of insurability, and we will determine the applicable underwriting risk class and cost of insurance charge separately for the additional coverage.  The guaranteed cost of insurance on the option will be higher than the guaranteed cost of insurance for the base policy.  The current cost of insurance will be the same if the option is added at issue.  However, the cost of insurance will be higher if the option is added after the policy is issued.  This option has no surrender value and does not contribute to the Policy Value.  The only benefit payable under this option is the additional death benefit.  Benefits under this option are not covered by the Guaranteed Minimum Death Benefit Rider (“GMDB”).  Accordingly, if the GMDB is in force and the Net Policy Value is insufficient to pay charges as they come due and you do not pay sufficient additional premium (see “Termination and Grace Period” on page 32 ), this option will terminate; thereafter, if your policy has a GMDB Rider in effect, only the coverage provided by the base policy will remain in force.

Commissions payable to sales representatives on the sale of policies with an Additional Death Benefit Coverage are calculated based on the total premium payments made for the base policy and the option.  The commissions will vary depending on the ratio of the death benefit for the base policy and the rider.  The same amount of premium will result in the highest commission when there is no option, with the commission declining as the portion of the death benefit coverage allocated to the option increases.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Policy Value less the surrender charge.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Minimum Death Benefit Rider.  See “Guaranteed Minimum Death Benefit” on page 13 .

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the Rider Insured's Attained Age 80, subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the contract.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured's children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  If the Insured commits suicide or when the insurance on the life of each child expires, the rider may be converted without evidence of insurability, to any available life policy (other than term insurance) provided the rider is in force and no premium is in default.  We must receive a written application for the new policy and payment of the first premium no later than 30 days after the rider's date of expiry.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years, and 3% thereafter.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  We first apply all loan repayments to any standard loans you may have taken.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan may be treated as either as additional premium or it will be refunded at our election unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value less the surrender charge of your policy, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% percent penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we pay you the Cash Surrender Value determined as of the day we receive your Written Request.  The Cash Surrender Value equals the Policy Value, minus the surrender charge minus any Debt.  The surrender charge is described in “Surrender Charge” below.  Generally, we pay you the Cash Surrender Value of your policy within seven days of our receipt of your Written Request.  You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Cash Surrender Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We pay you the amount requested and we deduct that amount plus any applicable surrender charge and a partial surrender fee not to exceed $25 from your Policy Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender to reduce the Cash Surrender Value to an amount less than or equal to the equivalent of the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce the Specified Death Benefit (and the Target Death Benefit, if your policy has a Optional Additional Death Benefit Coverage) under your policy as well as the Policy Value.  The effect on the Death Benefit will depend on the Death Benefit Option then in effect.

For policies with Death Benefit Option A:

If your policy does not have a Optional Additional Death Benefit Coverage:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Base Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

If your policy has an Optional Additional Death Benefit Coverage:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit and the Target Death Benefit by the partial surrender amount.  If the Minimum Death Benefit is greater than the Specified Death Benefit but less than or equal to the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the partial surrender amount.  If the Minimum Death Benefit is greater than the Specified Death Benefit and the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit immediately before the partial surrender.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit (Target Death Benefit).  However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.
For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit and the Target Death Benefit (if any) will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero, and the Target Death Benefit (if any) is reduced by the amount that the partial surrender amount exceeds the greater of (1) total premium minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Target Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  If the Optional Additional Death Benefit Coverage is elected, the death benefit will be re-calculated upon partial surrender.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”

Status of Policy at Attained Age 100.  If your Cash Surrender Value is greater than zero at the Insured's Attained Age 100, your policy will remain in force subject to the following changes:

(1)	We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;
(2)	We will stop charging the Monthly Deduction;
(3)
The death benefit option will change to Option A, and no further changes in death benefit option will be permitted.  If your policy has an in force Optional Additional Death Benefit Coverage, the Specified Death Benefit under the policy will be changed to equal the Target Death Benefit and coverage under the rider will terminate;

(4)	No additional premiums will be accepted;
(5)	Dollar cost averaging and rebalancing, if applicable, terminate;
(6)	Riders will terminate as provided in the Rider form; and
(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Cash Surrender Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;
(b)	the Grace Period ends and your policy lapses; or
(c)	the Insured dies.

Your policy will enter the Grace Period if your Cash Surrender Value on any Monthly Anniversary is $0 or less, unless the Guaranteed Minimum Death Benefit Rider is in effect or the Minimum Premium criteria is satisfied (see below).  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to the next three Monthly Deductions and the applicable Premium Charges or a greater amount if needed to have the Cash Surrender Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end.

Minimum Premium criteria:  If within the first three Policy Years the actual Premium received minus any partial surrender amounts (less related charges) is greater than the sum of the monthly Minimum Premiums between the Policy Date and the Monthly Anniversary, the Policy will not enter the Grace Period if the Net Policy Value is greater than zero.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.
If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable sales and tax charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges.  Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The surrender charge in effect upon reinstatement will be the surrender charge that existed on the date of lapse.  The Sales Charge, Policy Fee, Cost of Insurance charge, Administrative charge and Mortality & Expense Risk charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  You may cancel your policy for any reason by returning it to us within ten days after you receive it.  In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  We will pay the refund within seven days of receiving your request and the policy.  No surrender charge is imposed upon return of a policy within the Right to Examine Period.

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).
(2)	Trading on the New York Stock Exchange is restricted.
(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally.  Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

Premium Charges.  Before we allocate a premium to the Policy Value, we subtract the Premium Charges.  The three Premium Charges are:  the sales charge, the premium tax charge, and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

Sales Charge.  The sales charge may never exceed 6% of all premium paid.  This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses.  The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium) and 2% for issue ages 70 and older in years 1-3 on excess.  Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges.  This will result in the payment of a higher Sales Charge if the premium would otherwise have been in excess of the Target Premium for the Policy Year in which it was received.  See “Premiums” on page 12 for more information.

State and Local Premium Tax Charge.  The current premium tax charge is 2% of each premium in all years.  It is intended to help us pay state premium taxes.  The premium tax charge represents the premium taxes we expect to pay.  We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain Federal taxes and other expenses related to the receipt of premiums.

Mortality and Expense Risk Charge.  On each Valuation Day, we deduct from the Investment Divisions the mortality and expense risk charge.  This charge is reflected in the value of Accumulation Units of each Investment Division.

The mortality and expense risk charge compensates Jackson of NY for the mortality and expense risks it assumes in connection with the policies.  The mortality risk includes the risk that the cost of insurance charge will be insufficient to meet the claims and risks under the Minimum Death Benefit.  We also assume a risk that on the Monthly Anniversary preceding the death of an Insured the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The expense risk is the risk that actual expenses incurred in issuing and administering the policies will exceed those expected to be incurred.  The mortality and expense risk charge will never exceed 1.00% on an annual basis.  The current mortality & expense risk charge is 0.90% annually in years 1-10, 0.25% annually in years 11-20 and 0% in years 21+.

Monthly Deduction.  As of the Policy Commencement and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deductions, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;
(2)	the monthly policy fee;
(3)	the monthly administrative charge; and
(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the death benefit options is as follows:

Option A – The greater of:  (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B – The greater of: (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C – The greater of: (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, and substandard rating.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value.  Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage.  In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and health status, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit or Target Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit or Target Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $15 per month for the first three Policy Years and $7.50 per month thereafter.  The monthly policy fee compensates Jackson of NY for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  The monthly administrative charge is $0.07 per month per $1,000 of Specified Death Benefit up to $2 million in Policy Years 1-10 and $0.01 per month per $1,000 (up to $2 million) thereafter.  The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Surrender Charge.  If you surrender your policy or take a partial surrender, we may subtract a surrender charge from the proceeds.  The surrender charge on a total surrender equals the amount shown in the surrender charge table in your policy, plus any additional surrender charge due to increases in the Specified Death Benefit of your policy.  The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your policy, we determine the initial surrender charge.  To determine the initial surrender charge, we multiply the Specified Death Benefit of your policy by a rate per thousand dollars of Specified Death Benefit.  The applicable rate depends on the Insured's age at issue, sex and rate class.  For example, if the Insured is age 45 when your policy is issued, the applicable rates per thousand are as follows:

Male, Preferred, Nonsmoker	$15.88
Female, Preferred Nonsmoker	$12.73

Accordingly, if the Insured were a male standard class age 45 and the policy's Specified Death Benefit were $100,000, the surrender charge initially would be $1,588.  The rates for each category are greater or lesser according to the age of the Insured when your policy is issued.

The surrender charge decreases each year over a period of 9 years from issue.  If you surrender your policy after 9 Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Specified Death Benefit of your policy, as explained above.)  The following table shows the 9-year surrender charge schedule for a male standard class age 45:

Policy Year	Surrender Charge per $1,000
1	$15.88
2	$14.12
3	$12.35
4	$10.59
5	$ 8.82
6	$ 7.06
7	$ 5.29
8	$ 3.53
9	$ 1.76
10+	$ 0.00

Thus, in the example given above, if the policy were surrendered during the 7th Policy Year, the surrender charge would equal $529.  The surrender charge decreases over the nine-year period by varying rates depending upon the issue age, sex and underwriting classification of the Insured.

Surrender Charge on Changes in Specified Death Benefit.  If you increase the Specified Death Benefit of your policy, we will impose an additional surrender charge.  We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and rating class at the time of the increase, rather than at the time your policy was issued.  Surrender charges will not be assessed to reduction in Specified Death Benefit.

The surrender charge on an increase also decreases over a 9-year period, starting from the effective date of the increase.  If you surrender your policy or make a partial surrender, we separately calculate the surrender charge applicable to the Specified Death Benefit amount and each increase and add those amounts to determine the total surrender charge.  If you decrease the Specified Death Benefit the applicable surrender charge remains the same.

We include in your policy a table showing the surrender charge rates for each duration applicable to the policy.  For additional information concerning the rates applicable to you, please consult your sales representative.

Surrender Charge on Partial Surrenders.  If you take a partial surrender, we will deduct a portion of the then current surrender charge and the partial surrender fee from your partial surrender proceeds.  The formula used to calculate the surrender charge on a partial surrender is as follows:

PW - $25	x ASC
PV - $25

Where:

PW	=	the total amount withdrawn, prior to any deductions;
PV	=	the Policy Value prior to the partial surrender;
$25	=	the partial surrender fee; and
ASC	=	the then current surrender charge on a total surrender, minus all surrender charges imposed on prior partial surrenders

The sales charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses.  We expect to recover total sales expenses of the policies over the life of the policies.  However, the sales charge and surrender charge paid with respect to a particular policy may be higher or lower than the distribution expenses we incurred in connection with that policy.  To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the policies.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We may charge a fee of up to $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month.  The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider.  The rider charges are summarized in the Fee Table on page 5.  For a description of the optional riders see “Optional Insurance Benefits” beginning on page 27 .

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Portfolio Expenses.  You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value.  The Separate Account purchases shares of the portfolios at net asset value.  Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets.  For a summary of historical expenses of the portfolios, see the table called “Portfolio Expenses” above.  For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application.

In issuing a policy, we rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide within two years of the effective date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson of NY.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Reduced Paid-Up Insurance.  If you do not wish to pay any further premium payments, you may elect to purchase Reduced Paid-Up Insurance.  Under this option, the death benefit is determined by applying the Policy Value as a net single premium at the Insured's Attained Age, gender and risk classification.  The Reduced Paid-Up Insurance will have a policy value based on the Guaranteed Interest Rate on the Fixed Account, guaranteed monthly cost of insurance deductions based on the death benefit under this option and the guaranteed cost of insurance rates.  The monthly policy fee and monthly administrative fee will not be deducted.  For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

Exchange to a General Account Product.  During the first 18 months of your policy, or at any time there is a material change in the investment policy of the Separate Account and you object to such change, you have the option to convert without evidence of insurability to a substantially comparable general account product.  In the case of material change in the investment policy of the Separate Account, the conversion must be requested within 60 days of the effective date of the change or the receipt of the notice of the options available, whichever is later.  The new policy will be issued at the initial Specified Death Benefit, will have the same Issue Date and Issue Age as the original policy, and will be issued at the risk class of the new policy that is most comparable to that of the Insured under the original policy.  Any incidental benefits that are included in the original policy will be included in the new policy, if available under that policy.  An equitable premium or policy value adjustment will be made, taking into account the premiums and policy values of the original policy and the new policy.  The suicide and contestability periods of the new policy will run from the issue date of the original policy.  For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson of NY and the Separate Account.  Jackson of NY is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson of NY.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson of NY will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson of NY Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson of NY regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy currently offers 4 4 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson of NY does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson of NY will be considered the owner, for federal income tax purposes, of the separate account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the Policy, less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A Policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC.  We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the policy.  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for riders may be treated as withdrawal under these provisions.  In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance Policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 94.  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95.  In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 95.

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON OF NY AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company of New York.  Jackson of NY is a stock life insurance company organized under the laws of the state of New York in July 1995.  Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577.  Jackson of NY is admitted to conduct life insurance and annuity business in Delaware, Michigan and New York.  Jackson of NY is ultimately a wholly owned subsidiary of Prudential plc in London, England.   Prudential plc is also the ultimate parent of PPM America, Inc., a sub-adviser; and Jackson National Asset Management, LLC, the Funds’ investment adviser and administrator.

The Separate Account.  The Separate Account was established on November 10, 1998 as a segregated asset account of Jackson of NY.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson of NY.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson of NY.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the portfolios.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios.  Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the portfolios.

State Regulation of Jackson of NY.  We are subject to the laws of New York and regulated by the New York Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD” or “Distributor ), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, Jackson of NY's parent.   JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).

Commissions are paid to registered representatives who sell the policies.  Information on commissions can be found in the Statement of Additional Information.  Where lower commissions are paid, we may also pay trail commissions.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's mortality and expense risk charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences , sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.   Individual registered representatives may receive differing levels of sales and service support.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 201 1 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
ING Financial Partners Inc
INVEST Financial Corporation
Investment Centers of America
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch
MML Investors Services Inc
Morgan Keegan
National Planning Corporation
NEXT Financial Group, Inc.
Raymond James
RBC Capital Markets Corp
Securities America
Signator Investors, Inc
SII Investments
Stifel Nicolaus & Company
UBS Financial Services Inc
Wells Fargo Advisors
Woodbury Financial Services Inc

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2011 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,
•	SII Investments, Inc.,
•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
•	Investment Centers of America, Inc., and
•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson of NY and Jackson, its parent.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson of NY or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

Jackson National Life Insurance Company (Jackson of NY's parent) and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson of NY’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson of NY in the Statement of Additional Information.  The financial statements of Jackson of NY that are included should be considered only as bearing upon Jackson of NY's ability to meet its contractual obligations under the policies.  Jackson of NY's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;
•	Information about your transactions with us;
•	Information we receive from a consumer reporting agency;
•	Information we obtain from others in the process of verifying information you provide us; and
•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information.  We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications.  Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your sales representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your sales representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Base Death Benefit - The greater of the death benefit for the base coverage (as defined by the Specified Death Benefit and Death Benefit option) or the Minimum Death Benefit.

Cash Surrender Value - The Policy Value minus any applicable surrender charge, minus any Debt.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit  (or the Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) you have chosen.  If the Optional Additional Death Benefit Coverage is not elected, the Death Benefit equals the Base Death Benefit.  If the Optional Additional Death Benefit Coverage is elected, the Death Benefit equals the Total Death Benefit.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Policy Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson of NY issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

Minimum Premium - The minimum premium amount that must be paid during the first three Policy Years in order for the Net Policy Value (rather than the Cash Surrender Value) to be used to determine whether your Policy Value is sufficient to keep your policy in force.

Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Policy Value - The Policy Value minus Debt.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The sales charge, the premium tax charge, and the federal (DAC) tax charge.

Required Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the Guaranteed Minimum Death Benefit Rider.  The Required Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the Guaranteed Minimum Death Benefit Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days (or sixty days in the case of a replacement) from the date your received your policy.

Separate Account - JNLNY Separate Account IV, the segregated asset account of Jackson of NY that funds the policies.

Service Center - Jackson of NY Service Center, P.O. Box 30314 , Lansing, Michigan 48909- 7814 , 1-800-599-5651 or Jackson of NY IMG Service Center, P.O. Box 30314 , Lansing, Michigan 48909- 7814 , 1-888-464-7779. You can send express mail to the Jackson of NY Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the Jackson of NY IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Target Death Benefit - The death benefit specified in the Optional Additional Death Benefit Coverage, adjusted for any changes in accordance with the terms of your policy.

Target Premium - The premium amount used to determine the initial portion of the sales charge and sales compensation.  This amount is set by the Company and varies by age, sex, Specified Death Benefit amount and underwriting classification.

Total Death Benefit - The greater of the death benefit for (a) the base and Optional Additional Death Benefit Coverage  (as defined by the Target Death Benefit and Death Benefit option) or (b) the Minimum Death Benefit.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a corridor percentage of 250%.  See “Partial Surrenders” on page 30 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where neither the Base Death Benefit nor the Total Death Benefit is in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000
Target Death Benefit (B)	$250,000	$230,00
Minimum Death Benefit (C)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Base Death Benefit	$200,000 (greater of A and C)	$180,000 (greater of A and C)
Total Death Benefit	$250,000 (greater of B and C)	$230,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are reduced by $20,000, the total partial surrender amount.  The amount of Additional Death Benefit coverage is unchanged at $50,000, the difference between the Total Death Benefit and the Base Death Benefit.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Target Death Benefit (B)	$250,000	$230,000
Minimum Death Benefit (C)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Base Death Benefit	$210,000 (greater of A and C)	$190,000 (greater of A and C)
Total Death Benefit	$250,000 (greater of B and C)	$230,000 (greater of B and C)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender, while the Target Death Benefit is reduced by the total partial surrender amount.  The Additional Death Benefit Coverage is unchanged as a result of the total partial surrender

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000
Target Death Benefit (B)	$250,000	$230,000
Minimum Death Benefit (C)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Base Death Benefit	$225,000 (greater of A and C)	$200,000 (greater of A and C)
Total Death Benefit	$250,000 (greater of B and C)	$230,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $20,000, the total partial surrender amount.  The Additional Death Benefit Coverage adjusts from $25,000 to $30,000 as a result of the total partial surrender.

Example 4.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit but greater than the difference between the Minimum Death Benefit and the Target Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$104,000	$84,000
Specified Death Benefit (A)	$200,000	$200,000
Target Death Benefit (B)	$250,000	$240,000
Minimum Death Benefit (C)	$260,000 ($104,000 x 250%)	$210,000 ($84,000 x 250%)
Base Death Benefit	$260,000 (greater of A and C)	$210,000 (greater of A and C)
Total Death Benefit	$260,000 (greater of B and C)	$240,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit.  The Additional Death Benefit Coverage adjusts from $0 to $30,000 as a result of the total partial surrender.

Example 5.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit and also less than the difference between the Minimum Death Benefit and the Target Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Policy Value	$110,000	$90,000
Specified Death Benefit (A)	$200,000	$200,000
Target Death Benefit (B)	$250,000	$250,000
Minimum Death Benefit (C)	$275,000 ($110,000 x 250%)	$225,000 ($90,000 x 250%)
Base Death Benefit	$275,000 (greater of A and C)	$225,000 (greater of A and C)
Total Death Benefit	$275,000 (greater of B and C)	$250,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are unchanged.  The Additional Death Benefit Coverage adjusts from $0 to $25,000 as a result of the total partial surrender.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2011 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Cape Securities	Essex Financial Services Inc	Harbor Financial Services
Advisory Group Equity Services	Capital Analysts Inc	Essex National Securities Inc	Harbour Investment Inc
Allegiant Securities	Capital Financial Services	Fifth Third Securities	Harger & Company
Allen & Company	Capital Guardian LLC	Financial Advisers Of America	Harrison Douglas Inc
Allied Beacon Partners Inc	Capital Investment Group	Financial Network Investment	Harvest Capital LLC
American Equity Investment Corp	Capstone Financial Group	Financial Planning Consultants	Hazard & Siegel Inc
American Independent Securities Group, LLC	CCO Investment Services	Financial Security Management	HBW Securities
American Investors Company	Centaurus Financial Inc	Financial Telesis Inc	Hornor Townsend & Kent Inc
American Portfolios Financial Services, Inc.	Centennial Securities Company	Financial West Investment Group	Horwitz & Associates
Ameritas Investment Corp	Center Street Securities	Fintegra, LLC	HRC Investment Services Inc
Arque Capital Ltd	CFD Investments, Inc.	First Allied Securities, Inc	HSBC Securities
Arvest Asset Management	Client One Securities LLC	First Citizens Investor Services	Huntleigh Securities Corp.
Askar Corp	Coastal Equities	First Financial Equity	IBN Financial Services
Associated Investment Services	Commonwealth Financial Network	First Heartland Capital Inc	IMS Securities
Ausdal Financial Partners Inc	Community Investment Services	First Southeast Investor	Independence Capital Co
AXA Advisors LLC	Comprehensive Asset Management and	First Tennessee Brokerage Direct	Independent Financial Group
B B Graham & Co Inc	Servicing, Inc.	Foothill Securities, Inc	Infinex Investments Inc
B C Ziegler and Company	Concorde Investment Services	Founders Financial Securities	Infinity Financial Services
Bancwest Investment Services, Inc.	Coordinated Capital Securities	FSC Securities Corporation	ING Financial Partners Inc
Bankers & Investors Co	Crowell, Weedon & Co	FSP Investments LLC	Institutional Securities Corp
BB&T Investment Services Inc	Crown Capital Securities LP	Fulcrum Securities Inc	International Assets Advisory
BCG Securities	CUNA Brokerage Services, Inc.	G. W. Sherwold Associates Inc.	INVEST Financial Corporation
Benjamin F Edwards & Co Inc	CUSO Financial Services	GA Repple & Company	Investacorp, Inc.
Berthel Fisher & Co Financial Services	D A Davidson	Gary Goldberg and Co Inc	Investment Centers Of America
BFT Financial Group	D H Hill Securities LLP	Geneos Wealth Management Inc	Investment Professionals Inc
BOSC Inc	Dalton Strategic Investment	Genworth Financial Securities Corporation	Investors Capital Corporation
BPU Investment Management Inc	Davenport & Company	GF Investment Services	J P Turner & Co LLC
Bristol Financial Services Inc	David A Noyes & Company	Girard Securities, Inc.	J W Cole Financial Inc.
Broker Dealer Financial	Despain Financial Corporation	Gradient Securities	Janney Montgomery Scott LLC
Brokers International Financial Services	DeWaay Financial Network, LLC	Great American Investors Inc	JHS Capital Advisors
Brookstone Securities	DFPG Investments	GWN Securities Inc	JJB Hilliard WL Lyons Inc
Cadaret, Grant & Company	Eagle One Investments LLC	H Beck Inc	John James Investments Inc
Calton & Associates Inc	Edward Jones	H D Vest Investment Securities	JRL Capital Corporation
Cambridge Investment Research	Ensemble Financial Services	Hancock Investment Services	Kalos Capital Inc
Cantella & Co, Inc	Equity Services Inc	Hantz Financial Services	KCD Financial

Kenai Investments Inc	National Planning Corporation	Royal Securities	Tower Square Securities
Key Investment Services	National Securities Corp	Sagepoint Financial	Transamerica Financial Advisors, Inc
KMS Financial Services Inc	Nations Financial Group	Sammons Securities Company, LLC	Triad Advisors, Inc.
Koehler Financial LLC	Nationwide Planning Associates	Saxony Securities Inc	Tricor Financial, LLC
Kovack Securities, Inc	Navy Federal Brokerage Services	Scott & Stringfellow Inc	Triune Capital Advisors
KW Securities Corp	NBC Securities Inc	Secure Planning Inc	Trustmont Financial Group
Labrunerie Financial Inc	New England Securities	Securian Financial Services	U.S. Bancorp Investments, Inc.
Landolt Securities Inc	Newbridge Securities Corp	Securities America	UBS Financial Services Inc
Lasalle St Securities LLC	Newport Coast Securities	Securities Service Network	Umpqua Investments Inc
Legend Equities Corp	NEXT Financial Group, Inc.	Sicor Securities Inc	Unionbanc Investment Services
Leigh Baldwin & Co LLC Inc	NFP Securities Inc	Sigma Financial Corporation	United Global Securities Inc
Leonard & Company	Northeast Securities Inc	Signator Investors, Inc	United Planners Financial Services Of
Liberty Partners Financial	Northridge Securities Corp	SII Investments	America
LifeMark Securities Corp	NPB Financial Group	Silver Oak Securities	USA Financial Securities Corp
Lincoln Financial Advisors	OneAmerica Securities	SMH Capital Inc	UVEST
Lincoln Financial Securities	Oppenheimer & Co	Sorrento Pacific Financial	Valic Financial Advisors Inc
Lincoln Investment Planning	Pacific West	Southeast Investments	Valley National Investments
Longevity Capital LLC	Packerland Brokerage Services	Southwest Securities Financial Services	ValMark Securities Inc
Lowell & Company Inc	Park Avenue Securities	St Bernard Financial Services	Vanderbilt Securities LLC Inc
LPL Financial Corporation	People's Securities Inc	Stephens Inc	Veritrust Financial LLC
Lucia Securities LLC	PFA Security Asset Management	Sterne Agee & Leach Group Inc	VSR Financial Services, Inc.
M & T Securities	PlanMember Securities	Sterne Agee Financial Services	W R Taylor & Co
M. Griffith Investment Services	Presidential Brokerage Inc	Stifel Nicolaus & Company	Waddell & Reed, Inc
M&I Financial Advisors, Inc	Prime Capital Services Inc	Strategic Financial Alliance	Wall Street Financial Group
Madison Ave Securities	Prime Vest Financial Services	Summit Brokerage Services Inc	Walnut Street Securities
McNally Financial Services Corp	Private Client Services LLC	Summit Equities Inc	Wayne Hummer Investments LLC
Mercer Allied	Pro Equities, Inc	Sunbelt Securities	WBB Securities
Meridian United	Prospera Financial Services Inc	Sunset Financial Services, Inc	Wells Fargo Advisors
Merrill Lynch	Purshe Kaplan Sterling	SWBC Investment Services LLC	WesBanco Securities
Merrimac Corp Securities	QA3 Financial Corporation	SWS Financial Service, Inc.	Wescom Financial Services
Metlife Securities	Quest Securities	Symetra Investment Services	Western Equity Group
Mid Atlantic Capital Corp	Questar Capital Corporation	Synergy Investment Group	Western International Securities Inc
MidAmerica Financial Services	Raymond James	T S Phillips Investments	WFG Investments Inc
MML Investors Services Inc	RBC Capital Markets Corp	TFS Securities	Whitehall-Parker Securities
Money Concepts Capital Corp	Regal Securities Inc	The Huntington Investment	Woodbury Financial Services Inc
Morgan Keegan	Resource Horizons Group	Company	Workman Securities
Morgan Stanley Smith Barney	Ridgeway & Conger Inc	The Investment Center Inc	World Equity Group, Inc.
Multi-Financial Securities Corp	River Stone Wealth Management	The Leaders Group	World Group Securities Inc
Multiple Financial Services	RNR Securities LLC	The O.N. Equity Sales Company	WRP Investments Inc
Mutual of Omaha Investor Services	Robert W Baird & Co Inc	Thrivent Investment Management	Wunderlich Securities
Mutual Securities Inc	Rogan and Associates	Thurston, Springer, Miller, Herd & Titak, Inc
Mutual Trust Company	Royal Alliance Associates Inc	Torrey Pines Securities

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National® , ” “Jackson® , ” Jackson of NY ® ” and Jackson National Life Insurance Company of New York ® are trademarks or service marks of Jackson National Life Insurance Company.

The “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” , “Dow Jones Select Dividend IndexSM” , “The DowSM” and “the Dow 10SM” are products of Dow Jones Indexes, the marketing name of and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use.  “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” , “Dow Jones Select Dividend IndexSM” , “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®(“Jackson”).  The JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund (“Funds”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates.  Dow Jones, CME and their respective affiliates make no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of Dow Jones, CME or any of their respective affiliates to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” , “Dow Jones Select Dividend IndexSM” , “The DowSM” and “the Dow 10SM”, which is determined, composed and calculated by CME without regard to Jackson or the Funds.  Dow Jones and CME have no obligation to take the needs of Jackson or the owners of the Funds into consideration in determining, composing or calculating the Funds.  Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds.

Dow Jones, CME and their respective affiliates do not:
●	Sponsor, endorse, sell or promote the Funds.
●	Recommend that any person invest in the Funds.
●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
●	Have any responsibility or liability for the administration, management or marketing of the Funds.
●	Consider the needs of the Funds in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the Funds. Specifically,
●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
	●	The results to be obtained by the Funds or any other person in connection with the use of the DJIA and the data included in the DJIA;
	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the Funds and not for any other third parties.
DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” and “THE DOW 10SM” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” and “THE DOW 10SM”  OR ANY DATA INCLUDED THEREIN.  DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES®”, “DOW JONES INDUSTRIAL AVERAGESM”, “DJIASM” “DOW JONES SELECT DIVIDEND INDEXSM” , “THE DOWSM” and “THE DOW 10SM” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND JACKSON, OTHER THAN THE LICENSORS OF CME.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.
The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “STANDARD & POOR’S 500®,” “S&P 500® Index,” “S&P MIDCAP 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, and any other investment fund or other vehicle that is offered by third parties that uses an S&P Indices Index as a benchmark or measure of performance, bears the “ S&P ” or “Standard & Poor’s” mark and/or seeks to provide an investment return based on any S&P Indices Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds or other such fund or vehicle.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P Indices typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P and its affiliates .

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800 599-5651 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates this prospectus is dated April 30, 2012 .  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

Investment Company Act File No. 811-10463

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

Through

JNLNY SEPARATE ACCOUNT IV

This Statement of Additional Information is not a prospectus.  This Statement of Additional Information contains additional information about the Policies described above that you may find useful.  You should read it together with the Prospectus for the Policies.  The date of the Prospectus to which this Statement of Additional Information relates is April 30, 2012 .  You may obtain a copy of the Prospectus without charge by calling us toll-free at 1-800-599-5651 or by writing to us at the following address.

Jackson National Life Insurance Company of New York
P.O. Box 30900
Lansing, MI 48909-8400

GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company of New York ("Jackson of NY®") is a stock life insurance company organized under the laws of the state of New York in July 1995.  In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name.  Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577.  Jackson of NY is a wholly owned subsidiary of Jackson National Life Insurance Company® and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

JNLNY Separate Account IV (the "Separate Account") was established in November 1998 as a segregated asset account of Jackson of NY.  The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

Trademarks, Service Marks, and Related Disclosures

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund.  The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services.  SPIAS does not act as a “fiduciary” or as an “investment manager”, as defined under ERISA, to any investor.  SPIAS is not responsible for client suitability. Past performance of the Funds is no indication of future results. Since performance fluctuates over time, the fact that the Funds may have outperformed the benchmarks over one period of time does not mean that they outperformed the benchmarks over other periods or will outperform the benchmarks in the future.  SPIAS does not take into account any information about any investor or any investor’s assets when creating, providing or maintaining any asset allocation portfolio.  SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties that uses an S&P Indices index as a benchmark or measure of performance, bears the S&P or “Standard & Poor’s” mark and/or seeks to provide an investment return based on any S&P Indices index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC (“S&P”) and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500® Index, the S&P MIDCAP 400 Index®, the S&P SmallCap 600 Index®, or any other S&P Indices index to track general stock market performance.  S&P's only relationship to the Separate Account (Licensee) is the licensing of certain registered trademarks and trade names of S&P, the S&P 500 Index, the S&P MIDCAP 400 Index, and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P Indices without regard to the Licensee or the Divisions.  S&P Indices has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, the S&P SmallCap 600 Index, or any other S&P Indices index .   SPIAS is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash.   SPIAS has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P INDICES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN AND S&P INDICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN. S&P INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDICES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P INDICES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF OTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL MANAGEMENT EMERGING MARKETS INDEX FUND , OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES

The financial statements of JNLNY Separate Account IV and Jackson National Life Insurance Company of New York for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The principal business address of KPMG LLP is 303 E. Wacker Drive, Chicago, IL 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson of NY, and are included in reliance upon her opinion as to their reasonableness.

DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson National Life Insurance Company.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.  The Policies are offered on a continuous basis.  However, Jackson of NY reserves the right to discontinue offering the Policies at any time.

The aggregate amount of underwriting commissions paid to broker/dealers was $2,406 in 2009 , $2,442 in 2010 , and $2,336 in 2011 .  JNLD did not retain any portion of the commissions.

DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency.  Registered representatives who sell the Policies may earn approximately 90% (up to 50% sales commission plus up to 40% expense allowance) of all premiums up to the first year Target Premium, plus up to 3.00% of any additional premiums paid in excess of that amount.  Registered representatives also may be eligible for trail compensation of up to 0.15% on Policies that have been in force for at least twelve months.  Jackson of NY may also pay up to 5% of all premiums up to the first year Target Premium as a broker dealer concession in the first Policy Year.  From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation.  Jackson of NY pays all such commissions and incentives.

PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period.  The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current mortality and expense risk charge applicable under the Policy for the first ten Policy Years.  The guaranteed mortality & expense risk charge is higher and the current mortality & expense risk charge is lower after the tenth year.  The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, surrender charges, or other policy charges.  IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

No performance information is available since the Class B shares of the underlying portfolio has not commenced operations as of December 31, 2003.  Performance data may be shown for the period from the commencement of Policy sales, which is when the separate account will commence operations.

ILLUSTRATION OF DEATH BENEFITS,
POLICY VALUES AND CASH SURRENDER VALUES

The following tables illustrate how values under a Policy change with the investment experience of the Portfolios.  The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%.  If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions.  The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios.  The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193% respectively, on a guaranteed basis, and -1.590%, 4.357% and 10.303%, respectively, on a current basis during years one through ten, -0.948%, 5.037% and 11.022% respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken.  The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds.  Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated.  Females generally have a more favorable cost of insurance rate structure than males and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.  These charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily mortality and expense risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value.  The sales charge is currently 6% of Target Premium for the first five Policy Years and 4% thereafter.  The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium).  The sales charge is currently 2% of premium in excess of the Target Premium for issue ages 70 and older in years 1-3 only.  The sales charge is guaranteed not to exceed 6% of all premium.  The premium tax charge and federal (DAC) tax charge are 2% and 1.5% of each premium, respectively.  The mortality and expense risk charge is currently equivalent to an annual effective rate of 0.90% and 0.25% for Policy Years 1-10 and 11-20, respectively, and 0.00% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $15 per month for the first three Policy Years and $7.50 per month thereafter.  The monthly administrative fee is $0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.  Cash Surrender Values reflect any applicable Surrender Charges.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge.  However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables.  The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Flexible Premium Variable Life Insurance Policy
Male Preferred Non-tobacco Issue Age 45
$7,146.00 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.688% Net)			6% Hypothetical Gross Investment Return (4.252% Net)			12% Hypothetical Gross Investment Return (10.193% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,801	0	450,000	4,103	0	450,000	4,406	0	450,000
2	7,392	1,038	450,000	8,232	1,878	450,000	9,111	2,757	450,000
3	10,766	5,209	450,000	12,379	6,821	450,000	14,137	8,579	450,000
4	14,009	9,244	450,000	16,631	11,865	450,000	19,608	14,843	450,000
5	17,013	13,044	450,000	20,882	16,913	450,000	25,461	21,492	450,000
6	19,772	16,595	450,000	25,124	21,947	450,000	31,728	28,551	450,000
7	22,252	19,872	450,000	29,322	26,941	450,000	38,423	36,042	450,000
8	24,429	22,841	450,000	33,447	31,858	450,000	45,571	43,982	450,000
9	26,271	25,479	450,000	37,464	36,672	450,000	53,193	52,401	450,000
10	27,741	27,741	450,000	41,331	41,331	450,000	61,313	61,313	450,000
11	29,141	29,141	450,000	45,355	45,355	450,000	70,320	70,320	450,000
12	30,118	30,118	450,000	49,184	49,184	450,000	79,958	79,958	450,000
13	30,659	30,659	450,000	52,800	52,800	450,000	90,302	90,302	450,000
14	30,738	30,738	450,000	56,170	56,170	450,000	101,432	101,432	450,000
15	30,322	30,322	450,000	59,254	59,254	450,000	113,435	113,435	450,000
16	29,356	29,356	450,000	61,991	61,991	450,000	126,399	126,399	450,000
17	27,774	27,774	450,000	64,306	64,306	450,000	140,425	140,425	450,000
18	25,489	25,489	450,000	66,105	66,105	450,000	155,624	155,624	450,000
19	22,396	22,396	450,000	67,272	67,272	450,000	172,126	172,126	450,000
20	18,388	18,388	450,000	67,686	67,686	450,000	190,102	190,102	450,000
25	**	**	**	53,623	53,623	450,000	311,882	311,882	450,000
30	**	**	**	**	**	**	529,239	529,239	566,286
35	**	**	**	**	**	**	885,813	885,813	930,103
40	**	**	**	**	**	**	1,438,832	1,438,832	1,510,773
45	**	**	**	**	**	**	2,272,391	2,272,391	2,386,011
50	**	**	**	**	**	**	3,596,787	3,596,787	3,632,755
55	**	**	**	**	**	**	5,886,276	5,886,276	5,886,276

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Policy values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios.  The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years.  No representation can be made by Jackson National or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Flexible Premium Variable Life Insurance Policy
Male Preferred Non-tobacco Issue Age 45
$7,146.00 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	5,164	0	450,000	5,510	0	450,000	5,857	0	450,000
2	10,149	3,795	450,000	11,160	4,806	450,000	12,214	5,860	450,000
3	14,980	9,423	450,000	16,982	11,425	450,000	19,152	13,595	450,000
4	19,833	15,068	450,000	23,161	18,396	450,000	26,915	22,149	450,000
5	24,618	20,649	450,000	29,622	25,653	450,000	35,494	31,525	450,000
6	29,472	26,295	450,000	36,522	33,345	450,000	45,127	41,950	450,000
7	34,222	31,841	450,000	43,699	41,318	450,000	55,736	53,356	450,000
8	38,898	37,310	450,000	51,197	49,608	450,000	67,455	65,867	450,000
9	43,503	42,711	450,000	59,031	58,239	450,000	80,401	79,609	450,000
10	48,023	48,023	450,000	67,202	67,202	450,000	94,690	94,690	450,000
11	53,100	53,100	450,000	76,530	76,530	450,000	111,507	111,507	450,000
12	57,958	57,958	450,000	86,174	86,174	450,000	130,057	130,057	450,000
13	62,583	62,583	450,000	96,140	96,140	450,000	150,538	150,538	450,000
14	66,987	66,987	450,000	106,464	106,464	450,000	173,197	173,197	450,000
15	71,176	71,176	450,000	117,174	117,174	450,000	198,306	198,306	450,000
16	75,272	75,272	450,000	128,408	128,408	450,000	226,254	226,254	450,000
17	79,189	79,189	450,000	140,122	140,122	450,000	257,326	257,326	450,000
18	82,916	82,916	450,000	152,339	152,339	450,000	291,902	291,902	450,000
19	86,536	86,536	450,000	165,165	165,165	450,000	330,458	330,458	450,000
20	90,052	90,052	450,000	178,641	178,641	450,000	373,476	373,476	455,641
25	105,791	105,791	450,000	259,428	259,428	450,000	678,627	678,627	787,207
30	114,908	114,908	450,000	364,992	364,992	450,000	1,197,180	1,197,180	1,280,983
35	111,023	111,023	450,000	506,596	506,596	531,926	2,080,344	2,080,344	2,184,361
40	80,940	80,940	450,000	688,267	688,267	722,681	3,569,590	3,569,590	3,748,070
45	**	**	**	915,816	915,816	961,606	6,054,249	6,054,249	6,356,962
50	**	**	**	1,208,052	1,208,052	1,220,133	10,252,620	10,252,620	10,355,147
55	**	**	**	1,601,835	1,601,835	1,601,835	17,556,125	17,556,125	17,556,125
Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Policy values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-1.590%, 4.357% and 10.303%, respectively, during years one through ten, -0.948%, 5.037% and 11.022% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.

The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios.  The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years.  No representation can be made by Jackson of NY or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

In the pages that follow are the financial statements of the Separate Account as of December 31, 201 1 and Jackson of NY as of December 31, 2011, 2010, and 2009, and the accompanying Independent Registered Public Accounting Firm's Reports.  The financial statements of Jackson National Life of NY included herein should be considered only as bearing upon the ability of Jackson National Life of NY to meet its obligations under the Policies.  Jackson National Life of NY's financial statements do not bear on the investment experience of the assets held in the Separate Account.

JNLNY Separate Account IV

Financial Statements

December 31, 2011

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2011

	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Invesco Global Real Estate Portfolio
Assets
Investments, at value (a)	$7,736	$2,293	$-	$-	$10,098	$-	$2,337	$5,387	$-	$3,416
Receivables:
Investment securities sold	-	6	-	-	8	-	7	-	-	5
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	7,736	2,299	-	-	10,106	-	2,344	5,387	-	3,421

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	6	-	-	8	-	7	-	-	5
Insurance fees due to Jackson
of New York	-	-	-	-	-	-	-	-	-	-
Total liabilities	-	6	-	-	8	-	7	-	-	5
Net assets (Note 6)	$7,736	$2,293	$-	$-	$10,098	$-	$2,337	$5,387	$-	$3,416

(a) Investment shares	843	103	-	-	491	-	219	434	-	437
Investments at cost	$7,961	$2,176	$-	$-	$9,282	$-	$2,388	$5,311	$-	$4,462

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2011

	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio
Assets
Investments, at value (a)	$6,015	$3,705	$7,812	$2,459	$7,623	$8,119	$-	$14,813	$-	$-
Receivables:
Investment securities sold	6	-	7	5	7	-	-	-	-	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	6,021	3,705	7,819	2,464	7,630	8,119	-	14,813	-	-

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	6	-	7	5	7	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-	-	-	-	-	-
Total liabilities	6	-	7	5	7	-	-	-	-	-
Net assets (Note 6)	$6,015	$3,705	$7,812	$2,459	$7,623	$8,119	$-	$14,813	$-	$-

(a) Investment shares	601	313	611	379	402	560	-	1,352	-	-
Investments at cost	$6,865	$3,633	$7,406	$3,705	$6,906	$7,227	$-	$16,575	$-	$-

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2011

	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio
Assets
Investments, at value (a)	$113	$-	$9,841	$9,511	$3,963	$188,343	$-	$14,669	$913	$35,415
Receivables:
Investment securities sold	-	-	-	-	5	5	-	8	-	1
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	113	-	9,841	9,511	3,968	188,348	-	14,677	913	35,416

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	5	-	-	8	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-	5	-	-	-	1
Total liabilities	-	-	-	-	5	5	-	8	-	1
Net assets (Note 6)	$113	$-	$9,841	$9,511	$3,963	$188,343	$-	$14,669	$913	$35,415

(a) Investment shares	36	-	1,590	763	362	22,829	-	528	70	3,316
Investments at cost	$113	$-	$15,207	$8,727	$5,070	$223,893	$-	$13,265	$952	$33,155

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2011

	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio
Assets
Investments, at value (a)	$-	$18,279	$15,973	$65,522	$41,721	$3,493	$7,538	$-	$27,435	$18,565
Receivables:
Investment securities sold	-	-	-	2	1	-	-	-	1	-
Sub-account units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	18,279	15,973	65,524	41,722	3,493	7,538	-	27,436	18,565

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	2	1	-	-	-	1	-
Total liabilities	-	-	-	2	1	-	-	-	1	-
Net assets (Note 6)	$-	$18,279	$15,973	$65,522	$41,721	$3,493	$7,538	$-	$27,435	$18,565

(a) Investment shares	-	1,564	2,250	9,883	4,319	261	1,043	-	1,290	677
Investments at cost	$-	$12,612	$13,908	$83,339	$45,795	$3,481	$7,472	$-	$24,046	$17,849

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2011

	JNL/T. Rowe	JNL/T. Rowe	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$-	$621	$3,682	$724	$111
Receivables:
Investment securities sold	-	-	-	-	-
Sub-account units sold	-	-	-	-	-
Total assets	-	621	3,682	724	111

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-
Sub-account units redeemed	-	-	-	-	-
Insurance fees due to Jackson
of New York	-	-	-	-	-
Total liabilities	-	-	-	-	-
Net assets (Note 6)	$-	$621	$3,682	$724	$111

(a) Investment shares	-	58	215	724	6
Investments at cost	$-	$713	$3,463	$724	$104

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2011

	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Invesco Global Real Estate Portfolio
Investment income
Dividends	$95	$28	$-	$-	$-	$-	$9	$105	$-	$97

Expenses
Insurance charges (Note 3)	70	22	12	-	95	-	21	46	-	32
Total expenses	70	22	12	-	95	-	21	46	-	32
Net investment income (loss)	25	6	(12)	-	(95)	-	(12)	59	-	65

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	558	-	-	174	-	-
Investments	(120)	10	591	-	232	-	(1)	79	-	(45)
Net change in unrealized appreciation
(depreciation) on investments	(315)	(137)	(414)	-	(955)	-	(71)	(39)	-	(270)
Net realized and unrealized gain (loss)	(435)	(127)	177	-	(165)	-	(72)	214	-	(315)

Net increase (decrease) in net assets
from operations	$(410)	$(121)	$165	$-	$(260)	$-	$(84)	$273	$-	$(250)

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2011

	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio
Investment income
Dividends	$50	$11	$-	$80	$-	$180	$-	$124	$-	$-

Expenses
Insurance charges (Note 3)	56	33	75	24	71	66	-	144	-	-
Total expenses	56	33	75	24	71	66	-	144	-	-
Net investment income (loss)	(6)	(22)	(75)	56	(71)	114	-	(20)	-	-

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	22	-	-	-	-	-	-	-
Investments	(26)	5	45	(46)	105	28	-	(113)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(447)	(255)	(150)	(393)	(626)	484	-	(878)	-	-
Net realized and unrealized gain (loss)	(473)	(250)	(83)	(439)	(521)	512	-	(991)	-	-

Net increase (decrease) in net assets
from operations	$(479)	$(272)	$(158)	$(383)	$(592)	$626	$-	$(1,011)	$-	$-

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2011

	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio
Investment income
Dividends	$3	$-	$103	$89	$122	$6,790	$-	$126	$7	$689

Expenses
Insurance charges (Note 3)	2	-	99	81	38	1,823	-	139	7	315
Total expenses	2	-	99	81	38	1,823	-	139	7	315
Net investment income (loss)	1	-	4	8	84	4,967	-	(13)	-	374

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-	41	243
Investments	43	-	(566)	183	(49)	(4,078)	-	1,131	7	701
Net change in unrealized appreciation
(depreciation) on investments	(32)	-	(1,040)	572	(606)	(6,368)	-	(244)	(81)	(986)
Net realized and unrealized gain (loss)	11	-	(1,606)	755	(655)	(10,446)	-	887	(33)	(42)

Net increase (decrease) in net assets
from operations	$12	$-	$(1,602)	$763	$(571)	$(5,479)	$-	$874	$(33)	$332

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2011

	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio
Investment income
Dividends	$-	$179	$54	$1,084	$312	$100	$467	$-	$-	$6

Expenses
Insurance charges (Note 3)	-	176	155	634	410	30	66	-	260	175
Total expenses	-	176	155	634	410	30	66	-	260	175
Net investment income (loss)	-	3	(101)	450	(98)	70	401	-	(260)	(169)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	600	344	-	-	4	-	-	-	1,527
Investments	-	637	343	(1,262)	(402)	57	75	-	891	647
Net change in unrealized appreciation
(depreciation) on investments	-	(2,248)	(732)	(2,132)	(3,547)	17	(160)	-	(1,076)	(2,380)
Net realized and unrealized gain (loss)	-	(1,011)	(45)	(3,394)	(3,949)	78	(85)	-	(185)	(206)

Net increase (decrease) in net assets
from operations	$-	$(1,008)	$(146)	$(2,944)	$(4,047)	$148	$316	$-	$(445)	$(375)

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2011

	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio
Investment income
Dividends	$-	$9	$42	$-	$1

Expenses
Insurance charges (Note 3)	-	6	30	7	2
Total expenses	-	6	30	7	2
Net investment income (loss)	-	3	12	(7)	(1)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-
Investments	-	(6)	1	-	46
Net change in unrealized appreciation
(depreciation) on investments	-	(15)	87	-	(37)
Net realized and unrealized gain (loss)	-	(21)	88	-	9

Net increase (decrease) in net assets
from operations	$-	$(18)	$100	$(7)	$8

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Invesco Global Real Estate Portfolio
Operations
Net investment income (loss)	$25	$6	$(12)	$-	$(95)	$-	$(12)	$59	$-	$65
Net realized gain (loss) on investments	(120)	10	591	-	790	-	(1)	253	-	(45)
Net change in unrealized appreciation
(depreciation) on investments	(315)	(137)	(414)	-	(955)	-	(71)	(39)	-	(270)
Net increase (decrease) in net assets
from operations	(410)	(121)	165	-	(260)	-	(84)	273	-	(250)

Contract transactions 1
Policy purchase payments	793	-	289	-	789	-	-	1,616	-	225
Policy withdrawals	-	-	(2,637)	-	-	-	-	(182)	-	-
Transfers between portfolios	(42)	-	-	-	(344)	-	-	(108)	-	3
Policyholder charges (Note 3)	-	(75)	(139)	-	(787)	-	(74)	(1,101)	-	(170)
Net increase (decrease) in net assets from
contract transactions	751	(75)	(2,487)	-	(342)	-	(74)	225	-	58

Net increase (decrease) in net assets	341	(196)	(2,322)	-	(602)	-	(158)	498	-	(192)

Net assets beginning of period	7,395	2,489	2,322	-	10,700	-	2,495	4,889	-	3,608

Net assets end of period	$7,736	$2,293	$-	$-	$10,098	$-	$2,337	$5,387	$-	$3,416

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	581	84	79	-	342	-	188	193	-	277

Units Issued	466	-	11	-	26	-	-	79	-	19
Units Redeemed	(404)	(3)	(90)	-	(35)	-	(6)	(71)	-	(14)

Units Outstanding at December 31, 2011	643	81	-	-	333	-	182	201	-	282

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio
Operations
Net investment income (loss)	$(6)	$(22)	$(75)	$56	$(71)	$114	$-	$(20)	$-	$-
Net realized gain (loss) on investments	(26)	5	67	(46)	105	28	-	(113)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(447)	(255)	(150)	(393)	(626)	484	-	(878)	-	-
Net increase (decrease) in net assets
from operations	(479)	(272)	(158)	(383)	(592)	626	-	(1,011)	-	-

Contract transactions 1
Policy purchase payments	610	532	84	168	1,089	925	-	398	-	-
Policy withdrawals	-	-	-	-	-	(91)	-	-	-	-
Transfers between portfolios	(8)	(4)	(17)	62	-	(15)	-	(2)	-	-
Policyholder charges (Note 3)	(284)	(18)	(371)	(114)	(614)	(78)	-	(1,359)	-	-
Net increase (decrease) in net assets from
contract transactions	318	510	(304)	116	475	741	-	(963)	-	-

Net increase (decrease) in net assets	(161)	238	(462)	(267)	(117)	1,367	-	(1,974)	-	-

Net assets beginning of period	6,176	3,467	8,274	2,726	7,740	6,752	-	16,787	-	-

Net assets end of period	$6,015	$3,705	$7,812	$2,459	$7,623	$8,119	$-	$14,813	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	324	259	498	188	280	316	-	765	-	-

Units Issued	33	41	6	16	40	42	-	19	-	-
Units Redeemed	(16)	(2)	(24)	(8)	(23)	(10)	-	(64)	-	-

Units Outstanding at December 31, 2011	341	298	480	196	297	348	-	720	-	-

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio
Operations
Net investment income (loss)	$1	$-	$4	$8	$84	$4,967	$-	$(13)	$-	$374
Net realized gain (loss) on investments	43	-	(566)	183	(49)	(4,078)	-	1,131	48	944
Net change in unrealized appreciation
(depreciation) on investments	(32)	-	(1,040)	572	(606)	(6,368)	-	(244)	(81)	(986)
Net increase (decrease) in net assets
from operations	12	-	(1,602)	763	(571)	(5,479)	-	874	(33)	332

Contract transactions 1
Policy purchase payments	94	-	862	1,020	522	7,950	-	1,931	485	3,649
Policy withdrawals	-	-	(881)	(111)	-	(7,340)	-	-	-	-
Transfers between portfolios	(309)	-	14	43	4	(2,944)	-	(3,211)	(4)	(87)
Policyholder charges (Note 3)	(36)	-	(126)	(157)	(311)	(16,608)	-	(476)	(117)	(2,420)
Net increase (decrease) in net assets from
contract transactions	(251)	-	(131)	795	215	(18,942)	-	(1,756)	364	1,142

Net increase (decrease) in net assets	(239)	-	(1,733)	1,558	(356)	(24,421)	-	(882)	331	1,474

Net assets beginning of period	352	-	11,574	7,953	4,319	212,764	-	15,551	582	33,941

Net assets end of period	$113	$-	$9,841	$9,511	$3,963	$188,343	$-	$14,669	$913	$35,415

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	58	-	1,378	622	261	18,233	-	450	33	2,914

Units Issued	16	-	115	622	34	692	-	273	27	1,172
Units Redeemed	(54)	-	(138)	(569)	(20)	(2,333)	-	(310)	(7)	(1,072)

Units Outstanding at December 31, 2011	20	-	1,355	675	275	16,592	-	413	53	3,014

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio
Operations
Net investment income (loss)	$-	$3	$(101)	$450	$(98)	$70	$401	$-	$(260)	$(169)
Net realized gain (loss) on investments	-	1,237	687	(1,262)	(402)	61	75	-	891	2,174
Net change in unrealized appreciation
(depreciation) on investments	-	(2,248)	(732)	(2,132)	(3,547)	17	(160)	-	(1,076)	(2,380)
Net increase (decrease) in net assets
from operations	-	(1,008)	(146)	(2,944)	(4,047)	148	316	-	(445)	(375)

Contract transactions 1
Policy purchase payments	-	286	994	2,009	2,560	630	1,043	-	905	978
Policy withdrawals	-	-	(1,587)	-	(225)	-	(674)	-	-	-
Transfers between portfolios	-	2	(38)	(1,194)	(714)	(19)	(99)	-	(97)	(114)
Policyholder charges (Note 3)	-	(1,533)	(120)	(4,591)	(1,818)	(91)	(88)	-	(1,965)	(1,067)
Net increase (decrease) in net assets from
contract transactions	-	(1,245)	(751)	(3,776)	(197)	520	182	-	(1,157)	(203)

Net increase (decrease) in net assets	-	(2,253)	(897)	(6,720)	(4,244)	668	498	-	(1,602)	(578)

Net assets beginning of period	-	20,532	16,870	72,242	45,965	2,825	7,040	-	29,037	19,143

Net assets end of period	$-	$18,279	$15,973	$65,522	$41,721	$3,493	$7,538	$-	$27,435	$18,565

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	1,273	2,208	6,094	3,060	142	412	-	863	349

Units Issued	-	19	131	164	522	269	60	-	176	112
Units Redeemed	-	(99)	(226)	(482)	(532)	(243)	(48)	-	(208)	(115)

Units Outstanding at December 31, 2011	-	1,193	2,113	5,776	3,050	168	424	-	831	346

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio
Operations
Net investment income (loss)	$-	$3	$12	$(7)	$(1)
Net realized gain (loss) on investments	-	(6)	1	-	46
Net change in unrealized appreciation
(depreciation) on investments	-	(15)	87	-	(37)
Net increase (decrease) in net assets
from operations	-	(18)	100	(7)	8

Contract transactions 1
Policy purchase payments	-	36	463	138	94
Policy withdrawals	-	-	-	-	-
Transfers between portfolios	-	-	-	(7)	(267)
Policyholder charges (Note 3)	-	(47)	-	(31)	(34)
Net increase (decrease) in net assets from
contract transactions	-	(11)	463	100	(207)

Net increase (decrease) in net assets	-	(29)	563	93	(199)

Net assets beginning of period	-	650	3,119	631	310

Net assets end of period	$-	$621	$3,682	$724	$111

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	-	39	95	45	15

Units Issued	-	2	15	10	5
Units Redeemed	-	(3)	-	(3)	(14)

Units Outstanding at December 31, 2011	-	38	110	52	6

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Invesco Global Real Estate Portfolio
Operations
Net investment income (loss)	$20	$(2)	$(14)	$-	$(57)	$-	$(9)	$76	$-	$99
Net realized gain (loss) on investments	(9)	(1)	69	-	(34)	-	(15)	104	-	(78)
Net change in unrealized appreciation
(depreciation) on investments	560	248	150	-	2,898	-	543	84	-	485
Net increase (decrease) in net assets
from operations	571	245	205	-	2,807	-	519	264	-	506

Contract transactions 1
Policy purchase payments	879	-	687	-	1,252	-	-	1,655	-	221
Policy withdrawals	-	-	(521)	-	(339)	-	-	-	-	-
Transfers between portfolios	-	-	(22)	-	(65)	-	(1)	407	-	6
Policyholder charges (Note 3)	(73)	(78)	(504)	-	(730)	-	(74)	(1,071)	-	(161)
Net increase (decrease) in net assets from
contract transactions	806	(78)	(360)	-	118	-	(75)	991	-	66

Net increase (decrease) in net assets	1,377	167	(155)	-	2,925	-	444	1,255	-	572

Net assets beginning of period	6,018	2,322	2,477	-	7,775	-	2,051	3,634	-	3,036

Net assets end of period	$7,395	$2,489	$2,322	$-	$10,700	$-	$2,495	$4,889	$-	$3,608

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	513	87	95	-	335	-	195	153	-	271

Units Issued	74	-	26	-	52	-	-	84	-	24
Units Redeemed	(6)	(3)	(42)	-	(45)	-	(7)	(44)	-	(18)

Units Outstanding at December 31, 2010	581	84	79	-	342	-	188	193	-	277

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio
Operations
Net investment income (loss)	$(4)	$(12)	$(65)	$48	$(57)	$128	$-	$(46)	$-	$-
Net realized gain (loss) on investments	(171)	(1)	(42)	(69)	18	14	-	(371)	-	-
Net change in unrealized appreciation
(depreciation) on investments	787	503	1,802	198	1,548	194	-	3,527	-	-
Net increase (decrease) in net assets
from operations	612	490	1,695	177	1,509	336	-	3,110	-	-

Contract transactions 1
Policy purchase payments	608	531	84	168	1,084	925	-	1,225	-	-
Policy withdrawals	(388)	-	-	-	-	-	-	(317)	-	-
Transfers between portfolios	1	9	(16)	19	(1)	140	-	(7)	-	-
Policyholder charges (Note 3)	(289)	(13)	(359)	(116)	(603)	(79)	-	(1,346)	-	-
Net increase (decrease) in net assets from
contract transactions	(68)	527	(291)	71	480	986	-	(445)	-	-

Net increase (decrease) in net assets	544	1,017	1,404	248	1,989	1,322	-	2,665	-	-

Net assets beginning of period	5,632	2,450	6,870	2,478	5,751	5,430	-	14,122	-	-

Net assets end of period	$6,176	$3,467	$8,274	$2,726	$7,740	$6,752	$-	$16,787	$-	$-

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	330	214	518	183	260	271	-	786	-	-

Units Issued	36	47	6	15	46	50	-	66	-	-
Units Redeemed	(42)	(2)	(26)	(10)	(26)	(5)	-	(87)	-	-

Units Outstanding at December 31, 2010	324	259	498	188	280	316	-	765	-	-

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio
Operations
Net investment income (loss)	$5	$-	$51	$29	$47	$2,808	$-	$41	$1	$187
Net realized gain (loss) on investments	(3)	-	(149)	(3)	(85)	(5,380)	-	(34)	2	58
Net change in unrealized appreciation
(depreciation) on investments	59	-	1,368	236	305	32,497	-	2,417	88	3,808
Net increase (decrease) in net assets
from operations	61	-	1,270	262	267	29,925	-	2,424	91	4,053

Contract transactions 1
Policy purchase payments	100	-	861	1,150	559	11,433	-	2,102	241	3,575
Policy withdrawals	-	-	(93)	(98)	-	-	-	-	-	(396)
Transfers between portfolios	(5)	-	93	126	80	65	-	112	10	(1)
Policyholder charges (Note 3)	(37)	-	(87)	(248)	(338)	(16,269)	-	(521)	(15)	(1,911)
Net increase (decrease) in net assets from
contract transactions	58	-	774	930	301	(4,771)	-	1,693	236	1,267

Net increase (decrease) in net assets	119	-	2,044	1,192	568	25,154	-	4,117	327	5,320

Net assets beginning of period	233	-	9,530	6,761	3,751	187,610	-	11,434	255	28,621

Net assets end of period	$352	$-	$11,574	$7,953	$4,319	$212,764	$-	$15,551	$582	$33,941

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	47	-	1,278	546	240	18,685	-	392	18	2,793

Units Issued	19	-	127	105	44	1,283	-	77	16	342
Units Redeemed	(8)	-	(27)	(29)	(23)	(1,735)	-	(19)	(1)	(221)

Units Outstanding at December 31, 2010	58	-	1,378	622	261	18,233	-	450	33	2,914

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/Select Balanced Portfolio	JNL/Select Money Market Portfolio
Operations
Net investment income (loss)	$-	$(27)	$(91)	$1,111	$2	$31	$338	$-	$13	$(5)
Net realized gain (loss) on investments	-	490	22	(2,112)	(380)	151	30	-	(1)	-
Net change in unrealized appreciation
(depreciation) on investments	-	3,782	1,774	10,094	6,227	22	591	-	259	-
Net increase (decrease) in net assets
from operations	-	4,245	1,705	9,093	5,849	204	959	-	271	(5)

Contract transactions 1
Policy purchase payments	-	1,112	990	2,002	3,264	715	1,437	-	463	136
Policy withdrawals	-	-	-	-	-	-	(547)	-	-	-
Transfers between portfolios	-	(9)	(29)	(882)	(417)	(1,465)	(2,128)	-	-	19
Policyholder charges (Note 3)	-	(1,501)	(67)	(4,455)	(1,814)	(162)	(445)	-	-	(27)
Net increase (decrease) in net assets from
contract transactions	-	(398)	894	(3,335)	1,033	(912)	(1,683)	-	463	128

Net increase (decrease) in net assets	-	3,847	2,599	5,758	6,882	(708)	(724)	-	734	123

Net assets beginning of period	-	16,685	14,271	66,484	39,083	3,533	7,764	-	2,385	508

Net assets end of period	$-	$20,532	$16,870	$72,242	$45,965	$2,825	$7,040	$-	$3,119	$631

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	-	1,298	2,078	6,409	2,983	189	521	-	80	36

Units Issued	-	85	150	192	259	40	92	-	15	12
Units Redeemed	-	(110)	(20)	(507)	(182)	(87)	(201)	-	-	(3)

Units Outstanding at December 31, 2010	-	1,273	2,208	6,094	3,060	142	412	-	95	45

See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2010

	JNL/ Select Value Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio
Operations
Net investment income (loss)	$-	$(200)	$(96)	$-	$1
Net realized gain (loss) on investments	5	99	411	-	(13)
Net change in unrealized appreciation
(depreciation) on investments	28	4,158	3,761	-	97
Net increase (decrease) in net assets
from operations	33	4,057	4,076	-	85

Contract transactions 1
Policy purchase payments	100	1,754	1,408	-	35
Policy withdrawals	-	(406)	-	-	-
Transfers between portfolios	(32)	(7)	(156)	-	-
Policyholder charges (Note 3)	(35)	(2,001)	(1,116)	-	(46)
Net increase (decrease) in net assets from
contract transactions	33	(660)	136	-	(11)

Net increase (decrease) in net assets	66	3,397	4,212	-	74

Net assets beginning of period	244	25,640	14,931	-	576

Net assets end of period	$310	$29,037	$19,143	$-	$650

1 Contract Unit Transactions
Units Outstanding at December 31, 2009	13	884	346	-	40

Units Issued	5	61	31	-	2
Units Redeemed	(3)	(82)	(28)	-	(3)

Units Outstanding at December 31, 2010	15	863	349	-	39

See notes to the financial statements.

JNLNY Separate Account IV
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company of New York (“Jackson”) established JNLNY Separate Account IV (the “Separate Account”) on November 30, 1998.  The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the direction of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contains forty-five (45) Portfolios as of December 31, 2011, each of which invests in the following mutual funds (“Funds”):

JNL Series Trust
JNL/Capital Guardian Global Balanced Fund	JNL/Invesco Small Cap Growth Fund	JNL/Oppenheimer Global Growth Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/JPMorgan International Value Fund	JNL/PIMCO Total Return Bond Fund
JNL/Capital Guardian U.S. Growth Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/PPM America High Yield Bond Fund
JNL/Eagle Core Equity Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/PPM America Value Equity Fund
JNL/Eagle SmallCap Equity Fund	JNL/Lazard Emerging Markets Fund(1)	JNL/T. Rowe Price Established Growth Fund
JNL/Franklin Templeton Income Fund	JNL/Lazard Mid Cap Equity Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/MCM Bond Index Fund*	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/MCM International Index Fund*	JNL/T. Rowe Price Value Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/MCM S&P 400 MidCap Index Fund*	JNL/WMC Balanced Fund
JNL/Invesco Global Real Estate Fund	JNL/MCM S&P 500 Index Fund*	JNL/WMC Money Market Fund
JNL/Invesco International Growth Fund	JNL/MCM Small Cap Index Fund*	JNL/WMC Value Fund
JNL/Invesco Large Cap Growth Fund

JNL Variable Fund LLC
JNL/MCM 25 Fund*	JNL/MCM Healthcare Sector Fund*	JNL/MCM Select Small-Cap Fund*
JNL/MCM Communications Sector Fund*	JNL/MCM JNL 5 Fund*	JNL/MCM Technology Sector Fund*
JNL/MCM Consumer Brands Sector Fund*	JNL/MCM JNL Optimized 5 Fund*	JNL/MCM VIP Fund*
JNL/MCM Financial Sector Fund*	JNL/MCM Oil & Gas Sector Fund*

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

JNLNY Separate Account IV
Notes to Financial Statements

Note 1 – Organization (continued)

During the year ended December 31, 2011, the following Funds changed names:

PRIOR PORTFOLIO NAME	CURRENT PORTFOLIO NAME	EFFECTIVE DATE
JNL/Select Balanced Fund	JNL/WMC Balanced Fund	May 2, 2011
JNL/Select Money Market Fund	JNL/WMC Money Market Fund	May 2, 2011
JNL/Select Value Fund	JNL/WMC Value Fund	May 2, 2011

(1) Effective August 29, 2011, JNL/Lazard Emerging Markets Fund closed to new investors.

* MCM denotes the sub-adviser Mellon Capital Management throughout these financial statements.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investments

The Separate Account’s investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account.  Investments in the Funds are recorded on trade date.  Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax has been provided.

JNLNY Separate Account IV
Notes to Financial Statements

Note 2 – Significant Accounting Policies (continued)

Topic 820 in the Accounting Standards Codification (ASC 820), “Fair Value Measurements”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of a Fund’s investments under ASC 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Fund’s own assumptions in determining the fair value of the investment.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2011, all of the Separate Account's investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1.  The characterization of the underlying securities held by the Funds in accordance with ASC 820 differs from the characterization of an investment in the fund.

ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”

In May 2011 FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurements to changes in unobservable or Level 3 valuation inputs.

For the year ended December 31, 2011, there were no transfers between Level 1 and Level 2 securities.

Note 3 – Policy Charges

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Asset-based Charges

Insurance Charges
Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% in years 1-10, 0.25% in years 11-20, and 0.0% in years 21 and up for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account.  This is charged through the daily unit value calculation.

JNLNY Separate Account IV
Notes to Financial Statements

Note 3 – Policy Charges (continued)

Transaction Charges

Policy premium payments are reflected net of the following charges paid:

Sales Charge

A basic sales charge is deducted from each premium payment received.  This sales charge is not to exceed 6% of each premium in all years.  Total sales charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $1,956 and $2,519, respectively.

Premium Tax Charge
Some states and local governmental entities charge premium taxes or other similar taxes.  Jackson pays these taxes and may make a deduction from the value of the contract for them.  Premium taxes will not exceed 2.0%.  Currently, New York does not impose premium taxes.

Federal Tax Charge
A federal tax charge of 1.5% is deducted from each premium payment.

Total tax charges for the years ended December 31, 2011 and 2010 amounted to $1,571 and $1,908, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy.  These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

Cost of Insurance Charge
The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the policy.

Monthly Policy Charge
A monthly policy fee is assessed at $15 per month of policy years 1-3 and $7.50 per month thereafter.

Administrative Charge
An administrative charge of $0.07 per thousand of the specified death benefit (policy face value) will be assessed in the first 10 policy years and $0.01 per thousand thereafter.

Optional Rider Charges
Types of optional riders include the following: Terminal Illness Benefit Rider, Additional Death Benefit Coverage, Waiver of Monthly Deductions, Waiver of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider.  For a full explanation of product optional riders, please refer to the products prospectus.

The total cash value charges for the years ended December 31, 2011 and 2010 amounted to $36,820 and $36,592, respectively.

JNLNY Separate Account IV
Notes to Financial Statements

Note 3 – Policy Charges (continued)

Contract Charges

Transfer Charge
A transfer charge of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year.  Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required.  This charge will be deducted from the amount transferred prior to the allocation to a different portfolio.

Re-Underwriting Charge
If a transaction under a policy requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge
One personalized illustration is free of charge each policy year.  A charge of $25 (to be paid separately) will be assessed for any additional illustration request during the policy year.

Surrender Charges

During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract.  The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract.  The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender.  The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.

There were no contract charges assessed for the year ended December 31, 2011.  For the year ended December 31, 2010, $25 was assessed.

JNLNY Separate Account IV
Notes to Financial Statements

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2011, purchases and proceeds from sales of investments are as follows:

JNL Series Trust
	Purchases	Proceeds from Sales		Purchases	Proceeds from Sales

JNL/Capital Guardian Global Balanced Fund	$5,682	$4,906	JNL/Lazard Mid Cap Equity Fund	$526	$1,509
JNL/Capital Guardian Global Diversified Research Fund	28	97	JNL/MCM Bond Index Fund	-	-
JNL/Capital Guardian U.S. Growth Equity Fund	289	2,787	JNL/MCM International Index Fund	652	353
JNL/Eagle Core Equity Fund	-	-	JNL/MCM S&P 400 MidCap Index Fund	534	128
JNL/Eagle SmallCap Equity Fund	1,350	1,230	JNL/MCM S&P 500 Index Fund	14,188	12,429
JNL/Franklin Templeton Income Fund	-	-	JNL/MCM Small Cap Index Fund	1,085	1,727
JNL/Franklin Templeton Small Cap Value Fund	9	95	JNL/Oppenheimer Global Growth Fund	7,706	8,001
JNL/Goldman Sachs Core Plus Bond Fund	2,359	1,901	JNL/PIMCO Total Return Bond Fund	5,594	5,000
JNL/Goldman Sachs Mid Cap Value Fund	-	-	JNL/PPM America High Yield Bond Fund	1,520	937
JNL/Invesco Global Real Estate Fund	341	217	JNL/PPM America Value Equity Fund	-	-
JNL/Invesco International Growth Fund	664	352	JNL/T. Rowe Price Established Growth Fund	5,693	7,110
JNL/Invesco Large Cap Growth Fund	543	55	JNL/T. Rowe Price Mid-Cap Growth Fund	7,338	6,184
JNL/Invesco Small Cap Growth Fund	120	477	JNL/T. Rowe Price Short-Term Bond Fund	-	-
JNL/JPMorgan International Value Fund	310	138	JNL/T. Rowe Price Value Fund	45	53
JNL/JPMorgan MidCap Growth Fund	1,089	685	JNL/WMC Balanced Fund	504	30
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,143	289	JNL/WMC Money Market Fund	139	46
JNL/Lazard Emerging Markets Fund	-	-	JNL/WMC Value Fund	97	304

JNL Variable Fund LLC
	Purchases	Proceeds from Sales		Purchases	Proceed from Sales
JNL/MCM 25 Fund	$-	$-	JNL/MCM JNL Optimized 5 Fund	$-	$-
JNL/MCM Communications Sector Fund	98	347	JNL/MCM Oil & Gas Sector Fund	9,252	11,021
JNL/MCM Consumer Brands Sector Fund	-	-	JNL/MCM Select Small-Cap Fund	-	-
JNL/MCM Financial Sector Fund	999	1,125	JNL/MCM Technology Sector Fund	1,409	1,917
JNL/MCM Healthcare Sector Fund	8,339	7,536	JNL/MCM VIP Fund	3,093	6,419
JNL/MCM JNL 5 Fund	14,807	28,781

Note 5 – Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are available to be issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights

The following is a summary for each period in the five-year period ended December 31, 2011 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data. Unit values for portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying fund less expenses charged directly to the Separate Account.

	JNL/Capital Guardian Global Balanced Portfolio	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/Capital Guardian U.S. Growth Equity Portfolio	JNL/Eagle Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Invesco Global Real Estate Portfolio

Period ended December 31, 2011

Unit Value	$12.052010	$28.048980	$29.195954	$17.443579	$30.214773	$11.576923	$12.832462	$27.022786	$12.748936	$12.110808
1 Net Assets (in thousands)	$8	$2	$-	$-	$10	$-	$2	$5	$-	$3
1 Units Outstanding (in thousands)	1	0	-	-	0	-	0	0	-	0
Total Return ****	-5.55%	-4.97%	0.94%	-1.44%	-2.97%	1.75%	-3.40%	5.57%	-7.19%	-6.93%
Investment Income Ratio **	1.21%	1.15%	0.00%	0.00%	0.00%	0.00%	0.38%	2.06%	0.00%	2.69%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$12.760086	$29.514375	$28.924836	$17.697947	$31.138934	$11.378206	$13.284239	$25.597787	$13.736740	$13.012511
Net Assets (in thousands)	$7	$2	$2	$-	$11	$-	$2	$5	$-	$4
Units Outstanding (in thousands)	1	0	0	-	0	-	0	0	-	0
Total Return ****	8.42%	11.00%	11.95%	11.02%	34.72%	11.78%	25.93%	6.78%	23.51%	16.32%
Investment Income Ratio **	1.21%	0.83%	0.30%	0.00%	0.24%	0.00%	0.51%	2.66%	0.00%	3.99%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$11.769357	$26.589227	$25.838415	$15.941548	$23.114209	$10.179023	$10.549317	$23.971824	$11.122178	$11.187055
Net Assets (in thousands)	$6	$2	$2	$-	$8	$-	$2	$4	$-	$3
Units Outstanding (in thousands)	1	0	0	-	0	-	0	0	-	0
Total Return ****	21.49%	37.29%	33.94%	33.06%	34.55%	31.88%	32.76%	13.44%	31.90%	31.45%
Investment Income Ratio **	2.61%	1.73%	0.21%	0.00%	0.00%	0.00%	0.85%	4.11%	0.00%	2.46%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$9.687617	$19.367143	$19.290325	$11.980550	$17.179476	$7.718306	$7.946019	$21.131772	$8.432180	$8.510793
Net Assets (in thousands)	$4	$2	$-	$-	$5	$-	$2	$4	$-	$2
Units Outstanding (in thousands)	0	0	-	-	0	-	0	0	-	0
Total Return****	-28.76%	-42.87%	-41.34%	-39.48%	-38.72%	-30.14%	-33.66%	-5.80%	-36.61%	-36.08%
Investment Income Ratio **	1.33%	0.00%	0.00%	0.00%	0.00%	0.00%	1.14%	4.28%	0.00%	1.52%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$13.599324	$33.900487	$32.883644	$19.796500	$28.036040	$11.048579	$11.978159	$22.431968	$13.301476	$13.314473
Net Assets (in thousands)	$5	$3	$-	$-	$8	$-	$3	$4	$-	$9
Units Outstanding (in thousands)	0	0	-	-	0	-	0	0	-	1
Total Return****	7.27%	19.78%	8.95%	-5.42%	11.26%	1.04%	-6.73%	6.22%	2.05%	-15.59%
Investment Income Ratio **	2.51%	1.20%	0.00%	0.00%	2.20%	0.00%	3.42%	6.69%	0.00%	3.36%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/JPMorgan International Value Portfolio	JNL/JPMorgan MidCap Growth Portfolio	JNL/JPMorgan U.S. Government & Quality Bond Portfolio	JNL/Lazard Emerging Markets Portfolio	JNL/Lazard Mid Cap Equity Portfolio	JNL/MCM 25 Portfolio	JNL/MCM Bond Index Portfolio

Period ended December 31, 2011

Unit Value	$17.660679	$12.383794	$16.241853	$12.440015	$25.564571	$23.333379	$11.970709	$20.572600	$13.100039	$15.379128
1 Net Assets (in thousands)	$6	$4	$8	$2	$8	$8	$-	$15	$-	$-
1 Units Outstanding (in thousands)	0	0	0	0	0	0	-	1	-	-
Total Return ****	-7.48%	-7.32%	-2.07%	-13.62%	-7.34%	9.11%	-18.37%	-6.23%	8.17%	6.35%
Investment Income Ratio **	0.80%	0.30%	0.00%	2.96%	0.00%	2.47%	0.00%	0.77%	0.00%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$19.087485	$13.362552	$16.584549	$14.400811	$27.589018	$21.384938	$14.663839	$21.939230	$12.110155	$14.460945
Net Assets (in thousands)	$6	$3	$8	$3	$8	$7	$-	$17	$-	$-
Units Outstanding (in thousands)	0	0	0	0	0	0	-	1	-	-
Total Return ****	11.51%	16.64%	25.38%	6.89%	24.72%	6.56%	21.14%	22.14%	22.06%	5.18%
Investment Income Ratio **	0.83%	0.44%	0.00%	2.86%	0.00%	3.03%	0.00%	0.60%	0.00%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$17.116960	$11.456125	$13.227797	$13.473044	$22.119924	$20.068881	$12.104402	$17.962642	$9.921473	$13.748159
Net Assets (in thousands)	$6	$2	$7	$2	$6	$5	$-	$14	$-	$-
Units Outstanding (in thousands)	0	0	1	0	0	0	-	1	-	-
Total Return ****	38.68%	23.44%	33.79%	29.43%	41.97%	2.99%	70.42%	37.94%	51.72%	5.04%
Investment Income Ratio **	2.01%	0.50%	0.00%	4.55%	0.00%	2.90%	0.00%	0.92%	0.00%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$12.342667	$9.280704	$9.886943	$10.409631	$15.580932	$19.486510	$7.102874	$13.021906	$6.539182	$13.088036
Net Assets (in thousands)	$4	$2	$5	$2	$4	$4	$-	$10	$-	$-
Units Outstanding (in thousands)	0	0	1	0	0	0	-	1	-	-
Total Return****	-41.38%	-38.12%	-40.12%	-44.94%	-44.81%	5.78%	-50.39%	-39.43%	-35.66%	2.96%
Investment Income Ratio **	0.44%	0.39%	0.00%	2.44%	0.00%	2.49%	0.00%	1.51%	0.00%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$21.056848	$14.997766	$16.511724	$18.906118	$28.232440	$18.422326	$14.316139	$21.498964	$10.164033	$12.712293
Net Assets (in thousands)	$7	$2	$9	$3	$6	$3	$0	$16	$-	$-
Units Outstanding (in thousands)	0	0	1	0	0	0	-	1	-	-
Total Return****	8.96%	14.98%	10.57%	11.23%	7.15%	5.69%	30.93%	-3.38%	-3.46%	6.67%
Investment Income Ratio **	1.91%	0.65%	0.29%	4.95%	0.00%	5.35%	0.00%	5.40%	0.00%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM Communications Sector Portfolio	JNL/MCM Consumer Brands Sector Portfolio	JNL/MCM Financial Sector Portfolio	JNL/MCM Healthcare Sector Portfolio	JNL/MCM International Index Portfolio	JNL/MCM JNL 5 Portfolio	JNL/MCM JNL Optimized 5 Portfolio	JNL/MCM Oil & Gas Sector Portfolio	JNL/MCM S&P 400 MidCap Index Portfolio	JNL/MCM S&P 500 Index Portfolio

Period ended December 31, 2011

Unit Value	$5.910652	$13.199233	$7.272088	$14.085145	$14.367250	$11.351001	$8.999289	$35.462326	$17.489584	$11.754230
1 Net Assets (in thousands)	$0	$-	$10	$10	$4	$188	$-	$15	$1	$35
1 Units Outstanding (in thousands)	0	-	1	1	0	17	-	0	0	3
Total Return ****	-3.84%	5.93%	-13.53%	10.13%	-12.88%	-2.72%	-10.57%	2.58%	-2.88%	0.86%
Investment Income Ratio **	1.52%	0.00%	0.93%	0.99%	2.84%	3.34%	0.00%	0.82%	0.93%	1.96%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$6.146715	$12.459986	$8.410408	$12.789155	$16.491055	$11.668647	$10.063374	$34.570612	$18.008951	$11.653941
Net Assets (in thousands)	$0	$-	$12	$8	$4	$213	$-	$16	$1	$34
Units Outstanding (in thousands)	0	-	1	1	0	18	-	0	0	3
Total Return ****	21.14%	21.82%	12.66%	3.20%	6.05%	16.22%	13.01%	18.30%	24.91%	13.67%
Investment Income Ratio **	2.93%	0.00%	1.40%	1.30%	2.12%	2.37%	0.00%	1.23%	1.16%	1.53%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$5.074240	$10.228340	$7.465492	$12.392819	$15.550251	$10.040533	$8.904547	$29.221649	$14.417729	$10.252630
Net Assets (in thousands)	$0	$-	$10	$7	$4	$188	$-	$11	$0	$29
Units Outstanding (in thousands)	0	-	1	1	0	19	-	0	0	3
Total Return ****	25.32%	32.22%	17.74%	20.03%	28.41%	23.27%	36.77%	19.20%	37.09%	25.12%
Investment Income Ratio **	5.12%	0.00%	1.75%	1.39%	2.74%	4.00%	0.00%	1.07%	0.52%	1.71%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$4.049058	$7.736115	$6.340608	$10.324906	$12.109524	$8.145344	$6.510798	$24.514925	$10.517035	$8.193937
Net Assets (in thousands)	$0	$-	$7	$6	$3	$157	$7	$9	$2	$19
Units Outstanding (in thousands)	0	-	1	1	0	19	1	0	0	2
Total Return****	-39.93%	-31.81%	-50.98%	-23.74%	-43.33%	-42.88%	-46.45%	-38.29%	-38.07%	-38.13%
Investment Income Ratio **	7.66%	0.00%	1.53%	1.05%	2.15%	2.43%	0.01%	0.58%	1.05%	1.77%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$6.740088	$11.345763	$12.934902	$13.538824	$21.368786	$14.259902	$12.158867	$39.726273	$16.981796	$13.244249
Net Assets (in thousands)	$0	$-	$5	$4	$5	$301	$23	$30	$4	$31
Units Outstanding (in thousands)	0	-	0	0	0	21	2	1	0	2
Total Return****	3.88%	-8.50%	-17.90%	6.86%	9.56%	0.72%	12.78%	34.34%	6.72%	4.19%
Investment Income Ratio **	5.95%	0.00%	1.90%	1.51%	1.45%	1.94%	5.15%	1.12%	0.69%	1.65%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM Select Small-Cap Portfolio	JNL/MCM Small Cap Index Portfolio	JNL/MCM Technology Sector Portfolio	JNL/MCM VIP Portfolio	JNL/ Oppenheimer Global Growth Portfolio	JNL/PIMCO Total Return Bond Portfolio	JNL/ PPM America High Yield Bond Portfolio	JNL/ PPM America Value Equity Portfolio	JNL/T. Rowe Price Established Growth Portfolio	JNL/T. Rowe Price Mid-Cap Growth Portfolio

Period ended December 31, 2011

Unit Value	$6.298185	$15.324585	$7.557621	$11.344396	$13.678028	$20.939252	$17.809842	$19.184378	$33.008267	$53.484669
1 Net Assets (in thousands)	$-	$18	$16	$66	$42	$3	$8	$-	$27	$19
1 Units Outstanding (in thousands)	-	1	2	6	3	0	0	-	1	0
Total Return ****	0.68%	-5.05%	-1.07%	-4.31%	-8.93%	4.18%	4.02%	-5.90%	-1.86%	-2.13%
Investment Income Ratio **	0.00%	0.91%	0.31%	1.53%	0.68%	3.03%	6.34%	0.00%	0.00%	0.03%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$6.255396	$16.139968	$7.639456	$11.855578	$15.019625	$20.098243	$17.121120	$20.388247	$33.635048	$54.651268
Net Assets (in thousands)	$-	$21	$17	$72	$46	$3	$7	$-	$29	$19
Units Outstanding (in thousands)	-	1	2	6	3	0	0	-	1	0
Total Return ****	14.35%	25.45%	11.25%	14.28%	14.64%	6.82%	14.72%	16.49%	15.97%	26.96%
Investment Income Ratio **	0.00%	0.75%	0.28%	2.59%	0.91%	1.91%	5.53%	0.00%	0.14%	0.32%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$5.470610	$12.865692	$6.866731	$10.374156	$13.101304	$18.814417	$14.923980	$17.501558	$29.002383	$43.047073
Net Assets (in thousands)	$-	$17	$14	$66	$39	$4	$8	$-	$26	$15
Units Outstanding (in thousands)	-	1	2	6	3	0	1	-	1	0
Total Return ****	4.16%	26.50%	62.74%	23.25%	38.33%	14.62%	45.26%	43.43%	42.50%	45.81%
Investment Income Ratio **	0.00%	1.22%	0.17%	1.92%	1.67%	2.73%	8.12%	0.00%	0.49%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$5.252333	$10.170712	$4.219569	$8.416892	$9.471316	$16.414180	$10.273674	$12.202459	$20.352089	$29.523343
Net Assets (in thousands)	$-	$0	$8	$56	$29	$2	$3	$-	$19	$10
Units Outstanding (in thousands)	-	0	2	7	3	0	0	-	1	0
Total Return****	-40.45%	-35.45%	-43.82%	-43.21%	-41.23%	-0.34%	-31.27%	-47.55%	-43.26%	-41.06%
Investment Income Ratio **	0.00%	1.57%	0.26%	1.66%	1.72%	4.36%	9.54%	0.00%	0.12%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$8.819650	$15.757165	$7.510194	$14.821854	$16.114657	$16.469542	$14.948496	$23.263206	$35.869993	$50.087690
Net Assets (in thousands)	$-	$1	$2	$110	$44	$2	$4	$-	$33	$17
Units Outstanding (in thousands)	-	0	0	7	3	0	0	-	1	0
Total Return****	-11.13%	-2.79%	13.76%	10.07%	5.60%	7.55%	-1.68%	-6.22%	9.27%	16.40%
Investment Income Ratio **	0.00%	1.25%	0.06%	3.51%	1.10%	5.50%	8.91%	0.00%	1.18%	1.56%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/T. Rowe Price Short-Term Bond Portfolio	JNL/T. Rowe Price Value Portfolio	JNL/WMC Balanced Portfolio	JNL/WMC Money Market Portfolio	JNL/WMC Value Portfolio

Period ended December 31, 2011

Unit Value	$10.979551	$15.527849	$32.855428	$14.269477	$20.860072
1 Net Assets (in thousands)	$-	$1	$4	$1	$0
1 Units Outstanding (in thousands)	-	0	0	0	0
Total Return ****	0.67%	-2.72%	2.57%	-0.98%	-2.60%
Investment Income Ratio **	0.00%	1.40%	1.26%	0.00%	0.53%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$10.906403	$15.961443	$32.032415	$14.410706	$21.416836
Net Assets (in thousands)	$-	$1	$3	$1	$0
Units Outstanding (in thousands)	-	0	0	0	0
Total Return ****	2.29%	15.11%	9.99%	-0.85%	12.58%
Investment Income Ratio **	0.00%	1.02%	1.39%	0.00%	1.16%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$10.661738	$13.866770	$29.123938	$14.533804	$19.024291
Net Assets (in thousands)	$-	$1	$2	$1	$0
Units Outstanding (in thousands)	-	0	0	0	0
Total Return ****	6.78%	36.30%	18.91%	-0.66%	23.27%
Investment Income Ratio **	0.00%	1.67%	2.97%	0.22%	2.17%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$9.984894	$10.173947	$24.491821	$14.630397	$15.433118
Net Assets (in thousands)	$-	$0	$2	$0	$0
Units Outstanding (in thousands)	-	0	0	0	0
Total Return****	-6.50%	-40.97%	-21.28%	1.42%	-33.56%
Investment Income Ratio **	0.00%	2.09%	3.27%	2.53%	0.00%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2007

Unit Value	$10.679257	$17.234944	$31.114503	$14.425057	$23.230305
Net Assets (in thousands)	$-	$1	$2	$1	$0
Units Outstanding (in thousands)	-	0	0	0	0
Total Return****	4.10%	0.10%	6.69%	4.07%	7.54%
Investment Income Ratio **	0.00%	1.76%	1.71%	4.83%	4.87%
Ratio of Expenses ***	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets. In some instances, the investment income ratio may be rounded to0.00% even though the portfolio received dividend income from the underlying mutual fund.

***
Annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction tounit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

****
Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units,inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the Separate Account.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

Independent Auditors’ Report

To the Board of Directors of Jackson National Life Insurance Company of New York and
Contract Owners of JNLNY Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within JNLNY Separate Account IV (Separate Account) as set forth herein as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s  management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying mutual fund and other appropriate audit procedures. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within JNLNY Separate Account IV as set forth herein as of December 31, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

March 1, 2012
Chicago, Illinois

JACKSON™
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

Jackson National Life Insurance Company of New York

Financial Statements

December 31, 2011

Jackson National Life Insurance Company of New York

Index to Financial Statements
December 31, 2011

                          KMPG LLP
                      303 East Wacker Drive
                      Chicago, IL 60601-5212

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Jackson National Life Insurance Company of New York:

We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related income statements and statements of stockholder’s equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
March 12, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2011	2010
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2011, $1,554,182; 2010, $1,531,774)	$1,666,318	$1,587,407
Trading securities, at fair value	573	431
Policy loans	269	262
Total investments	1,667,160	1,588,100
Cash and cash equivalents	73,287	88,587
Accrued investment income	17,222	16,523
Deferred acquisition costs	263,271	224,796
Deferred sales inducements	11,172	12,526
Receivable for securities sold	40,000	-
Reinsurance recoverable	77,210	32,300
Income taxes receivable from Parent	70,527	65,478
Receivable from Parent	285	2,858
Separate account assets	3,450,977	2,848,302
Total assets	$5,671,111	$4,879,470

Liabilities and Stockholder's Equity
Liabilities
Reserves for future policy benefits and claims payable	$170,173	$54,027
Deposits on investment contracts	1,518,169	1,482,795
Securities lending payable	2,540	9,613
Deferred income taxes, net	44,962	35,350
Other liabilities	18,525	17,451
Separate account liabilities	3,450,977	2,848,302
Total liabilities	5,205,346	4,447,538

Stockholder's Equity
Common stock, $1,000 par value; 2,000 shares
authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	256,000	256,000
Accumulated other comprehensive income, net
of tax of $13,741 in 2011 and $2,836 in 2010	47,150	26,898
Retained earnings	160,615	147,034
Total stockholder's equity	465,765	431,932
Total liabilities and stockholder's equity	$5,671,111	$4,879,470

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Income Statements
(In thousands)

	Years Ended December 31,
	2011	2010	2009
Revenues
Fee income	$86,921	$59,419	$36,864
Premium, net of reinsurance	(7,769)	(7,855)	(7,641)
Net investment income	84,154	85,696	81,025
Net realized losses on investments:
Total other-than-temporary impairments	(13,103)	(17,261)	(44,400)
Portion of other-than-temporary impairments included in
other comprehensive income	11,040	7,556	16,002
Net other-than-temporary impairments	(2,063)	(9,705)	(28,398)
Other investment gains (losses)	860	(6,341)	11,859
Total net realized losses on investments	(1,203)	(16,046)	(16,539)
Other income	158	155	177
Total revenues	162,261	121,369	93,886

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	68,914	6,114	4,821
Interest credited on deposit liabilities, net of deferrals	42,532	40,516	43,499
Operating costs and other expenses, net of deferrals	26,568	19,272	15,203
Amortization of deferred acquisition costs and sales inducement costs	7,673	23,190	25,982
Total benefits and expenses	145,687	89,092	89,505
Pretax income	16,574	32,277	4,381
Income tax expense	2,993	7,754	117
Net income	$13,581	$24,523	$4,264

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Statements of Stockholder's Equity and Comprehensive Income
(In thousands)

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder's
	stock	capital	income (loss)	earnings	equity
Balances as of December 31, 2008	$2,000	$181,000	$(38,037)	$115,877	$260,840
Comprehensive income:
Net income				4,264	4,264
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $7,868			38,797		38,797
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $4,424			(8,215)		(8,215)
Reclassification adjustment
for losses included
in net income, net of tax of $5,031			9,345		9,345
Total comprehensive income (loss)			39,927	4,264	44,191
Capital contribution		75,000			75,000
Cumulative effect of change in
accounting, net			(2,370)	2,370	-
Balances as of December 31, 2009	$2,000	$256,000	$(480)	$122,511	$380,031

Comprehensive income:
Net income				24,523	24,523
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $13,874			25,764		25,764
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $2,044			(3,795)		(3,795)
Reclassification adjustment
for losses included
in net income, net of tax of $2,912			5,409		5,409
Total comprehensive income			27,378	24,523	51,901
Balances as of December 31, 2010	$2,000	$256,000	$26,898	$147,034	$431,932

Comprehensive income:
Net income				13,581	13,581
Net unrealized gains on securities
not other-than-temporarily impaired,
net of tax of $14,182			26,337		26,337
Net unrealized losses on other-than-
temporarily impaired securities,
net of tax benefit of $2,968			(5,512)		(5,512)
Reclassification adjustment
for gains included in net income,
net of tax benefit of $309			(573)		(573)
Total comprehensive income			20,252	13,581	33,833
Balances as of December 31, 2011	$2,000	$256,000	$47,150	$160,615	$465,765

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Financial Statements

Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net income	$13,581	$24,523	$4,264
Adjustments to reconcile net income to
net cash provided by operating activities:
Net realized losses on investments	1,203	16,046	16,539
Interest credited on deposit liabilities, gross	42,814	40,921	44,098
Amortization of discount and premium on investments	(840)	459	610
Deferred income tax provision	(1,292)	109	(9,207)
Change in:
Accrued investment income	(699)	(966)	(794)
Deferred sales inducements and acquisition costs	(62,458)	(48,889)	(28,158)
Trading portfolio activity, net	(142)	1,710	832
Income taxes (receivable from) payable to Parent	(5,049)	(6,726)	43,222
Claims payable	7,071	5,454	4,054
Receivable from (payable to) Parent	2,573	(1,214)	(49,034)
Other assets and liabilities, net	24,742	(460)	2,903
Net cash provided by operating activities	21,504	30,967	29,329

Cash flows from investing activities:
Fixed maturities:
Proceeds from sales	224,196	233,634	292,030
Principal repayments, maturities, calls
and redemptions	52,924	90,731	81,991
Purchases	(299,891)	(476,419)	(533,240)
Other investing activities	(7,080)	8,494	(5,181)
Net cash used in investing activities	(29,851)	(143,560)	(164,400)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	1,112,100	1,071,851	792,246
Withdrawals	(381,805)	(302,015)	(376,665)
Net transfers to separate accounts	(737,248)	(667,382)	(416,393)
Capital contribution	-	-	75,000
Net cash (used in) provided by financing activities	(6,953)	102,454	74,188

Net decrease in cash and cash equivalents	(15,300)	(10,139)	(60,883)

Cash and cash equivalents, beginning of year	88,587	98,726	159,609
Cash and cash equivalents, end of year	$73,287	$88,587	$98,726

See accompanying Notes to Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

1.	Nature of Operations

Jackson National Life Insurance Company of New York, (the “Company” or “Jackson-NY”) is wholly owned by Jackson National Life Insurance Company (“Jackson” or the “Parent”), a wholly owned subsidiary of Brooke Life Insurance Company (“Brooke Life”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson-NY is licensed to sell group and individual annuity products (including immediate annuities, deferred fixed annuities and variable annuities), guaranteed investment contracts and individual life insurance products, including variable universal life, in the states of New York, Delaware and Michigan.

2.	Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  In 2011, Jackson-NY adopted a revised presentation of the balance sheet and income statement, with prior year amounts being reclassified to conform with the current year presentation with no impact on stockholder’s equity or net income.

The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 3) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 4) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 5) estimates related to liabilities for lawsuits, contingencies and other accruals; and 6) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in those estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Changes in Accounting Principles – Adopted in Current Year
In April 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments.” This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related policyholder, as defined in the Variable Interest Entities Subsections of Subtopic 810-10 and those Subsections require the consideration of related parties.  This accounting guidance was effective on January 1, 2011 and had no impact on the Company’s financial statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements,” which requires additional disclosures related to transfers between Levels 1 and 2 and for fair value measurement activity in Level 3.  Additional information to be provided includes purchases, sales, issuances, and settlements on a gross basis.  This ASU also clarifies certain other existing disclosure requirements including the level of disaggregation and disclosures around inputs and valuation techniques.  The accounting guidance for new disclosures and clarification of existing disclosures was effective for periods beginning after December 15, 2009 and were included in the Company’s financial statements for the year ending December 31, 2010.  The additional disclosures related to activity in Level 3 are effective for fiscal years beginning after December 15, 2010, and are included herein.

Changes in Accounting Principles – Adopted in Prior Years
On January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets.”  This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity (“QSPE”) concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures.  ASU 2009-16 did not have an impact on the Company’s financial statements.

On January 1, 2010, the Company adopted ASU No. 2010-10, “Amendment for Certain Investment Funds,” which provides accounting guidance for determining which enterprise, if any, has a controlling financial interest in a variable interest entity (“VIE”) and requires additional disclosures regarding a company’s involvement in VIEs.  ASU 2010-10 did not have an impact on the Company’s financial statements.

Changes in Accounting Principles – Not Yet Adopted
In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements.  This guidance is effective for fiscal years beginning after January 1, 2013.  The new disclosures are required to be applied retrospectively for all comparative periods presented.  The Company will adopt this guidance effective January 1, 2013 and include all applicable disclosures.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income,” with an objective of increasing the prominence of items reported in other comprehensive income (“OCI”).  This guidance provides entities with the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This guidance is applicable retrospectively and is effective for fiscal years beginning after December 15, 2011.  Early adoption is permitted.  The Company will adopt this guidance effective January 1, 2012 and is currently evaluating options for the presentation of comprehensive income upon adoption.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards,” which was issued to create a consistent framework for the application of fair value measurement across jurisdictions.  The amendments include wording changes to GAAP in order to clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements.  This new guidance is not expected to change which assets and liabilities are to be carried at fair value.  This guidance is applicable prospectively and is effective for fiscal years beginning after December 15, 2011.  Early adoption is prohibited.  The Company will adopt this guidance effective January 1, 2012 and has not yet determined the impact it will have on the Company’s financial statements upon adoption.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” This guidance clarifies which costs related to the acquisition or renewal of insurance contracts can be deferred by insurance entities.  The guidance also specifies that only costs directly related to the successful acquisition of new or renewal contracts can be capitalized.  All other acquisition related costs should be expensed as incurred.

Jackson-NY will adopt this accounting guidance effective January 1, 2012 on a retrospective basis with restatement of all years presented and a cumulative effect adjustment to opening equity balance at January 1, 2010.  Jackson estimates the restatement will reduce deferred acquisition costs by approximately $27.9 million and reduce stockholder’s equity by approximately $18.0 million, net of tax, at January 1, 2010.

The impact on the income statement is as follows (in thousands):

	Years ended December 31,
	2011	2010
Net income as reported	$13,581	$24,523
Reduced deferrals	(9,646)	(9,760)
Reduced amortization	971	2,287
Tax benefit	3,036	2,616
Net income as adjusted	$7,942	$19,666

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $34.2 million and $33.2 million at December 31, 2011 and 2010, respectively.

All fixed maturities are classified as available for sale and are carried at fair value.  For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and will not more likely than not be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further detailed in Note 4.

During 2009, the Company transferred its equity holdings, consisting of common stocks and preferred stocks, from available for sale to a trading portfolio and recognized a loss of $1.1 million.  At December 31, 2011 and 2010, all equity holdings were classified as trading.  Trading securities are carried at fair value with changes in value included in net investment income.

Policy loans are carried at the unpaid principal balances.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Realized gains and losses on the sale of investments are recognized in net income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on investments which are classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements, and the non-credit related portion of other-than-temporary impairment charges, are excluded from net income and included as a component of other comprehensive income and stockholder’s equity.

Embedded Derivatives
Certain guarantees offered in connection with variable annuities issued by the Company, contain embedded derivatives as defined by current accounting guidance.  These derivatives, embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  Embedded derivative results are reported in death, other policy benefits and change in policy reserves.

Cash and Cash Equivalents
Cash and cash equivalents, which primarily include high quality, non-asset-backed commercial paper and money market instruments, are carried at cost or amortized cost.  These investments have original maturities of three months or less and are considered cash equivalents for reporting cash flows.

Deferred Acquisition Costs
Certain costs of acquiring new business, principally commissions and certain costs associated with policy issuance and underwriting, which vary with and are primarily related to the production of new business, are capitalized as deferred acquisition costs.  Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized capital gains and losses and embedded derivative movements, for annuities and interest-sensitive life products.  Due to volatility of certain factors, including realized capital gains and losses and embedded derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred acquisition costs is conducted on an annual basis.  Based on results of the annual review, the deferred acquisition cost balance is adjusted, with an offsetting credit or charge to amortization expense.

As fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred acquisition costs have been decreased by $47.3 million and $23.8 million at December 31, 2011 and 2010, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the level of expectations of short-term future investment returns.  Under the methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight year period is 8.4%, after investment management fees.  The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years.  Projected returns after the next five years are set at 8.4%.  At December 31, 2010, future projected returns were capped at the 15% level.  By December 31, 2011, projected returns under mean reversion had fallen and were below the 15% cap.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable would be written off with a charge through deferred acquisition costs amortization.  No such write-offs were required for 2011, 2010 and 2009.

 Deferred Sales Inducements
Bonus interest on single premium deferred annuities and contract enhancements on variable annuities are capitalized as deferred sales inducements.  Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and embedded derivative movements.  Due to volatility of certain factors, including realized capital gains and losses and embedded derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.  A review of assumptions used for estimating future gross profits underlying the amortization of deferred sales inducements is conducted on an annual basis.  Based on results of the annual review, the deferred sales inducement balance is adjusted, with an offsetting credit or charge to amortization expense.

As fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in fair value of fixed maturities available for sale, net of applicable tax, is credited or charged directly to stockholder’s equity as a component of other comprehensive income.  Deferred sales inducements have been decreased by $4.0 million and $2.1 million at December 31, 2011 and 2010, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable would be written off with a charge through deferred sales inducements amortization.  No such write-offs were required for 2011, 2010 and 2009.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, persistency, rider utilization and policy maintenance expenses.  Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity reserves are adjusted with an offsetting benefit or charge to net income.

Reinsurance
The Company enters into ceded reinsurance agreements with other companies in the normal course of business.  Reinsurance agreements are reported on a gross basis on the Company’s balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to reinsurers.  Reinsurance ceded premiums and benefits provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums and benefits are reported net of insurance ceded.

Federal Income Taxes
The Company files a consolidated federal income tax return with Jackson and Brooke Life.  The Company has entered into a written tax sharing agreement, which is generally based on separate return calculations.  Intercompany balances are settled on a quarterly basis.  The Company is generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2007.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at fair value, the deferral of policy acquisition costs and sales inducements and the provisions for policy reserves and other insurance items.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  In accordance with GAAP, Jackson-NY is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback capacity of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson-NY’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the financial statements, there must be a greater than fifty percent chance of success with the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable
For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 3.5% to 6.0%.  Lapse and expense assumptions are based on studies of the Company’s experience in combination with that of its Parent.  See Note 6 for a description of general account reserves related to variable annuity guarantees.

Deposits on investment contracts
For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value.  For deferred annuities and the fixed option on variable annuity contracts, the liability is the policyholder’s account value.  At December 31, 2011, the Company had interest sensitive life business in force with total account value of $6.8 million, all with a minimum guaranteed interest rate of 4.0% and fixed interest rate annuities of $1.5 billion of account value with minimum guaranteed rates ranging from 1.0% to 3.0% and a 2.53% average guaranteed rate.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations.  Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position.  Amounts related to contingent liabilities are established if it is probable that a loss has been incurred and the amount is reasonably estimable.  It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position.  However, it is the opinion of management that the ultimate disposition of contingent liabilities will not have a material adverse affect on the Company's financial condition or results of operations.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2011 and 2010, the separate account assets and liabilities associated with variable life and annuity contracts, aggregated $3,451.0 million and $2,848.3 million, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 6 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the income statements.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally universal and variable universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the policyholder’s account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  Receipts of interest on such securities are generally used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 12, 2012, which is the date the financial statements were available to be issued.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

3.    Fair Value Measurements

The following chart summarizes the fair value and carrying value of Jackson-NY’s financial instruments (in thousands).

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and short-term investments	$73,287	$73,287	$88,587	$88,587
Fixed maturities	1,666,318	1,666,318	1,587,407	1,587,407
Trading securities	573	573	431	431
Policy loans	269	201	262	194
GMIB reinsurance recoverable	22,145	22,145	6,980	6,980
Separate account assets	3,450,977	3,450,977	2,848,302	2,848,302

Liabilities
Reserves for future policy benefits
and claims payable (1)	$1,554,452	$1,202,691	$1,441,217	$1,115,377
Separate account liabilities	3,450,977	3,450,977	2,848,302	2,848,302

(1) - Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments and includes the applicable guaranteed benefit liabilities. GMWB reserves are presented net of reinsurance ceded to Jackson to illustrate the net effect on Jackson-NY's results.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson-NY utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most fixed maturity securities that are model priced using observable inputs are classified within Level 2.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments listed in the above table.

Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and brokers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models.  Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information, and, therefore, are considered to be Level 3 inputs.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2011 and 2010, an internally developed model was used to determine the fair value.  The pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker quotes, are classified into Level 2 due to their use of market observable inputs.

Policy Loans
Fair values are determined using projected future cash flows, based on assumptions as to expected mortality and lapse rates, and discounted at the rate that would be required to transfer the asset to a willing third party.

Separate Account Assets and Liabilities
Separate account assets are invested in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets under GAAP.

Annuity Reserves
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities are determined using projected future cash flows discounted at the rate that would be required to transfer the liability to a willing third party.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, and income benefits.  Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs are recorded at fair value with changes in fair value recorded in death, other policy benefits and change in policy reserves. The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations.  Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract.  In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions.  The difference between each of the two components represents the fair value of the embedded derivative.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Jackson-NY’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in death, other policy benefits and change in policy reserves.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB embedded derivatives, as well as GMIB reinsured recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.  The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.  Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, persistency, mortality, and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, at which point the projected volatility is held constant.  Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson-NY’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin.  Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience and that of its Parent.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance.  However, the ultimate settlement amount of the liability, which is currently unknown, could likely be significantly different than the fair value.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Financial Instruments Measured at Fair Value on a Recurring Basis
The following table presents the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

December 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$86,872	$86,872	$-	$-
Public utilities	75,513	-	75,513	-
Corporate securities	1,075,315	-	1,075,315	-
Residential mortgage-backed	127,660	-	127,660	-
Commercial mortgage-backed	228,674	-	228,674	-
Other asset-backed securities	72,284	-	72,284	-
Trading securities	573	573	-	-
GMIB reinsurance recoverable	22,145	-	-	22,145
Separate account assets (1)	3,450,977	3,450,977	-	-
Total	$5,140,013	$3,538,422	$1,579,446	$22,145

Liabilities
GMWB reserves (2)	$79,784	$-	$-	$79,784
Separate account liabilities	3,450,977	3,450,977	-	-
Total	$3,530,761	$3,450,977	$-	$79,784

December 31, 2010
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$119,551	$119,551	$-	$-
Public utilities	82,783	-	82,783	-
Corporate securities	940,932	-	940,932	-
Residential mortgage-backed	141,026	-	141,026	-
Commercial mortgage-backed	219,977	-	219,977	-
Other asset-backed securities	83,138	-	83,138	-
Trading securities	431	431	-	-
GMIB reinsurance recoverable	6,980	-	-	6,980
Separate account assets (1)	2,848,302	2,848,302	-	-
Total	$4,443,120	$2,968,284	$1,467,856	$6,980

Liabilities
GMWB reserves (2)	$692	$-	$-	$692
Separate account liabilities	2,848,302	2,848,302	-	-
Total	$2,848,994	$2,848,302	$-	$692

(1) Pursuant to ASC 944-80, the value of the separate account liabilities is set equal to the value of the separate account assets.
(2) GMWB reserves are presented net of reinsurance ceded to Jackson to illustrate the net effect on Jackson-NY's results.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The tables below provide rollforwards for 2011 and 2010 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement.  Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using the beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,		Fair Value
	as of		Other	Issuances	Transfers in	as of
	January 1,	Net	Comprehensive	and	and/or out	December 31,
(in thousands)	2011	Income	Income	Settlements	of Level 3	2011
Assets
Fixed maturities
Corporate securities	$-	$6	$-	$(6)	$-	$-
GMIB reinsurance recoverable	6,980	15,165	-	-	-	22,145

Liabilities
GMWB reserves	$(692)	$(79,092)	$-	$-	$-	$(79,784)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,		Fair Value
	as of		Other	Issuances	Transfers in	as of
	January 1,	Net	Comprehensive	and	and/or out	December 31,
(in thousands)	2010	Income	Income	Settlements	of Level 3	2010
Assets
Fixed maturities
Corporate securities	$7,604	$-	$-	$-	$(7,604)	$-
Commercial mortgage-backed	4,480	(156)	2,144	(5,349)	(1,119)	-
Other asset-backed securities	30,949	(436)	1,595	(4,977)	(27,131)	-
GMIB reinsurance recoverable	7,754	(774)	-	-	-	6,980

Liabilities
GMWB reserves	$(2,054)	$1,362	$-	$-	$-	$(692)

The components of the amounts included in purchases, issuances and settlements at December 31, 2011 shown above are as follows:

(in thousands)	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$-	$(6)	$-	$-	$(6)
Total	$-	$(6)	$-	$-	$(6)

Upon adoption of ASC 820-10, certain broker priced assets were classified as Level 3 holdings as a result of illiquidity in the market and the resultant lack of observability into the assumptions used to produce those fair values.  During 2010, as a result of changes in the level of observability of these inputs, Jackson-NY determined that these assets would be more appropriately categorized in Level 2.  As a result, Jackson-NY transferred securities with an amortized cost and fair value of $54.9 million and $35.9 million, respectively, from Level 3 to Level 2 during 2010.  For the year ended December 31, 2011, there were no transfers into Level 3 and there were no transfers between Level 1 and 2 of the fair value hierarchy.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2011 and 2010, was as follows (in thousands):

	2011	2010
Assets
GMIB reinsurance recoverable	$15,165	$(774)

Liabilities
GMWB reserves	$(79,092)	$1,362

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds and asset-backed securities.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest.  The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth fixed maturities at December 31, 2011, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.  At December 31, 2011, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $9.9 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating, Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Investment Rating	December 31, 2011
AAA	22.9%
AA	8.1%
A	32.2%
BBB	32.3%
Investment grade	95.5%
BB	2.2%
B and below	2.3%
Below investment grade	4.5%
Total fixed maturities	100.0%

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

At December 31, 2011, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 65% were investment grade, 23% were below investment grade and 12% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated represented approximately 68% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2011, the industries accounting for the larger percentage of unrealized losses included banking/finance (3.8% of fixed maturities gross unrealized losses) and insurance (0.8%).  The largest unrealized loss related to a single corporate obligor was $0.4 million at December 31, 2011.

The amortized cost, gross unrealized gains and losses, fair value and non-credit OTTI of available for sale fixed maturities were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2011	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
Government securities	$78,589	$8,283	$-	$86,872	$-
Public utilities	67,200	8,323	10	75,513	-
Corporate securities	987,695	89,463	1,843	1,075,315	(59)
Residential mortgage-backed	137,132	3,899	13,371	127,660	(7,957)
Commercial mortgage-backed	207,902	25,351	4,579	228,674	(1,733)
Other asset-backed securities	75,664	771	4,151	72,284	(740)
Total fixed maturities	$1,554,182	$136,090	$23,954	$1,666,318	$(10,489)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2010	Cost	Gains	Losses	Value	OTTI (1)
Fixed Maturities
Government securities	$119,250	$1,051	$750	$119,551	$-
Public utilities	78,775	4,343	335	82,783	-
Corporate securities	883,563	61,112	3,743	940,932	(18)
Residential mortgage-backed	159,026	2,343	20,343	141,026	(10,102)
Commercial mortgage-backed	203,465	21,139	4,627	219,977	(2,048)
Other asset-backed securities	87,695	1,494	6,051	83,138	(687)
Total fixed maturities	$1,531,774	$91,482	$35,849	$1,587,407	$(12,855)

(1) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income for securities on which credit impairments have been recorded.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Due in 1 year or less	$75,972	$1,295	$-	$77,267
Due after 1 year through 5 years	258,477	18,315	320	276,472
Due after 5 years through 10 years	690,211	69,730	1,474	758,467
Due after 10 years through 20 years	82,775	11,170	-	93,945
Due after 20 years	26,049	5,559	59	31,549
Residential mortgage-backed	137,132	3,899	13,371	127,660
Commercial mortgage-backed	207,902	25,351	4,579	228,674
Other asset-backed securities	75,664	771	4,151	72,284
Total	$1,554,182	$136,090	$23,954	$1,666,318

U.S. Treasury securities with a carrying value of $560 thousand and $505 thousand at December 31, 2011 and 2010, respectively, were on deposit with the state of New York as required by state insurance law.

At December 31, 2011, the Company had less than $1 thousand of amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2011 were less than $1 thousand, and for the 12 months preceding December 31, 2010 were zero and $3 thousand, respectively.

Residential mortgage-backed securities (“RMBS”) include certain RMBS which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency mortgage-backed securities”).  The Company’s non-agency mortgage-backed securities include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2011	Cost	Gains	Losses	Value

Prime	$35,268	$68	$3,299	$32,037
Alt-A	24,437	194	2,592	22,039
Subprime	22,628	5	7,480	15,153
Total non-agency RMBS	$82,333	$267	$13,371	$69,229

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2010	Cost	Gains	Losses	Value

Prime	$46,312	$187	$7,470	$39,029
Alt-A	32,258	61	5,539	26,780
Subprime	21,664	73	7,143	14,594
Total non-agency RMBS	$100,234	$321	$20,152	$80,403

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  36% of the Company’s investments in Alt-A related mortgage-backed securities are rated investment grade by at least one NRSRO.  13% of the Company’s investments in subprime related mortgage-backed securities are rated triple-A by at least one NRSRO.  In 2011, the Company recorded other-than-temporary impairment charges of $0.5 million, $0.8 million and $0.5 million, on securities backed by prime, Alt-A and subprime, respectively.  In 2010, the Company recorded other-than-temporary impairment charges of $0.5 million, $2.9 million and $1.2 million, on securities backed by prime, Alt-A and subprime, respectively.  In 2009, the Company recorded other-than-temporary impairment charges of $20.0 million, $6.0 million and $0.6 million, on securities backed by prime, Alt-A and subprime, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2011, the amortized cost and fair value of the Company’s investment in CMBS are $207.9 million and $228.7 million, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2011, the Company recorded other-than-temporary impairment charges of $0.2 million on CMBS.  In 2010, the Company recorded other-than-temporary impairment charges of $2.8 million on CMBS.  No other-than-temporary impairment charges were recorded on CMBS during 2009.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The following table shows the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (in thousands, except number of securities):

	December 31, 2011			December 31, 2010
	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$750	$19,206	2
Public utilities	10	490	1	335	9,564	5
Corporate securities	1,636	50,958	28	3,585	105,248	58
Residential mortgage-backed	8,685	28,488	14	391	11,054	3
Commercial mortgage-backed	-	-	-	151	5,560	4
Other asset-backed securities	882	16,053	16	94	11,983	8
Total temporarily impaired
securities	$11,213	$95,989	59	$5,306	$162,615	80

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$-	$-	-
Public utilities	-	-	-	-	-	-
Corporate securities	207	9,780	4	158	9,854	3
Residential mortgage-backed	4,686	26,532	25	19,952	69,898	32
Commercial mortgage-backed	4,579	3,221	3	4,476	3,634	3
Other asset-backed securities	3,269	18,027	15	5,957	22,494	21
Total temporarily impaired
securities	$12,741	$57,560	47	$30,543	$105,880	59

	Total			Total
	Gross			Gross
	Unrealized	Fair	# of	Unrealized	Fair	# of
	Losses	Value	securities	Losses	Value	securities
Fixed Maturities
Government securities	$-	$-	-	$750	$19,206	2
Public utilities	10	490	1	335	9,564	5
Corporate securities	1,843	60,738	32	3,743	115,102	61
Residential mortgage-backed	13,371	55,020	39	20,343	80,952	35
Commercial mortgage-backed	4,579	3,221	3	4,627	9,194	7
Other asset-backed securities	4,151	34,080	31	6,051	34,477	29
Total temporarily impaired
securities	$23,954	$153,549	106	$35,849	$268,495	139

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value, and expectations for the amount and timing of a recovery in fair value.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., increases in interest rates, temporary market illiquidity or volatility or industry-related events) are usually determined to be temporary, and where the Company also believes there exists a reasonable expectation for recovery in the near term.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

Jackson-NY recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exist:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
•	The Company intends to sell a security; or,
•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for Prime and Alt-A RMBS, the default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.  As of December 31, 2011 and 2010, default rates for delinquent loans ranged from 15% to 100%.  At December 31, 2011 and 2010, loss severities were applied to generate and analyze cash flows of each bond and ranged from 30% to 65% and 30% to 62.5%, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

These estimates reflect a combination of data derived by third-parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources.  In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value.   For other-than-temporarily impaired securities where Jackson-NY does not intend to sell the security and for which it is not more likely than not that Jackson-NY will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized investment losses for the periods indicated (in thousands):

	Years Ended December 31,
	2011	2010	2009
Available-for-sale securities
Realized gains on sale	$3,966	$10,273	$14,584
Realized losses on sale	(3,106)	(16,614)	(1,614)
Impairments:
Total other-than-temporary impairments	(13,103)	(17,261)	(44,400)
Portion of other-than-temporary impairments
included in other comprehensive income	11,040	7,556	16,002
Net other-than-temporary impairments	(2,063)	(9,705)	(28,398)
Transfer to trading portfolio	-	-	(1,111)
Net realized losses on investments	$(1,203)	$(16,046)	$(16,539)

The aggregate fair value of securities sold at a loss for the years ended December 31, 2011, 2010 and 2009 was $17.4 million, $72.7 million and $19.0 million, respectively, which was approximately 85%, 81% and 92% of book value, respectively.

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2011	2010
Cumulative credit loss beginning balance	$16,808	$32,397
Additions:
New credit losses	538	6,040
Incremental credit losses	1,525	3,665
Reductions:
Securities sold, paid down or disposed of	(9,352)	(25,294)
Cumulative credit loss ending balance	$9,519	$16,808

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Securities Lending
The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2011 and 2010, the estimated fair value of loaned securities was $2.5 million and $9.4 million, respectively.  The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2011 and 2010, cash collateral received in the amount of $2.5 million and $9.6 million, respectively, was invested by the agent bank and included in cash and cash equivalents of the Company.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

5.     Deferred Policy Acquisition Costs and Deferred Sales Inducement Costs

The balances of and changes in deferred policy acquisition costs, as of and for the years ended December 31, were as follows (in thousands):

	2011	2010	2009
Balance, beginning of year	$224,796	$214,332	$251,829
Deferrals of acquisition costs	65,760	67,014	49,272
Amortization related to:
Operations	(4,023)	(23,320)	(25,278)
Net realized losses	259	3,375	3,191
Total amortization	(3,764)	(19,945)	(22,087)
Unrealized investment gains	(23,531)	(36,615)	(64,504)
Other	10	10	(178)
Balance, end of year	$263,271	$224,796	$214,332

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The balances of and changes in deferred sales inducement costs, as of and for the years ended December 31, were as follows (in thousands):

	2011	2010	2009
Balance, beginning of year	$12,526	$14,084	$19,834
Deferrals of sales inducements	4,371	5,065	4,868
Amortization related to:
Operations	(3,929)	(3,517)	(4,180)
Net realized losses	20	272	285
Total amortization	(3,909)	(3,245)	(3,895)
Unrealized investment gains	(1,816)	(3,378)	(6,911)
Other	-	-	188
Balance, end of year	$11,172	$12,526	$14,084

6.     Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB) or at specified dates during the accumulation period (GMWB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue.  Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves in the income statement.  Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the income statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

At December 31, 2011 and 2010, the Company provided variable annuity contracts with guarantees, for which the net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

December 31, 2011
	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$2,637.5	$147.5	63.8 years
GMWB - Premium only	0%	275.0	20.5
GMWB - For life	0-5%*	148.9	51.5
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		812.8	141.6	64.1 years
GMWB - Highest anniversary only		201.6	46.8
GMWB - For life		60.2	16.7
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMIB	0-6%	118.1	43.2		4.1 years
GMWB - For life	0-8%*	2,150.9	212.8

December 31, 2010
	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization
Return of net deposits plus a minimum return
GMDB	0%	$2,067.1	$79.0	63.7 years
GMWB - Premium only	0%	323.2	14.4
GMWB - For life	0-5%*	164.2	40.7
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		780.5	111.5	64.1 years
GMWB - Highest anniversary only		219.8	37.4
GMWB - For life		69.9	15.0
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMIB	0-6%	140.4	34.1		5.0 years
GMWB - For life	0-8%*	1,427.8	58.8

* Ranges shown based on simple interest.  The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Amounts shown as GMWB ‘for-life’ above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2011	2010
Equity	$2,718.9	$2,247.9
Bond	354.9	278.1
Balanced	335.8	296.4
Money market	40.9	25.4
Total	$3,450.5	$2,847.8

GMDB liabilities reflected in the general account were as follows (in millions):

	2011	2010	2009
Balance at January 1	$4.1	$4.8	$10.8
Incurred guaranteed benefits	4.4	2.5	0.5
Paid guaranteed benefits	(1.4)	(3.2)	(6.5)
Balance at December 31	$7.1	$4.1	$4.8

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2011 and 2010 (except where noted):

1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 85.0% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.13% to 44.0%, with an average of 4.0% during the surrender charge period and 11.0% thereafter at December 31, 2011 and from 0.75% to 49.0%, with an average of 5.0% during the surrender charge period and 11.0% thereafter at December 31, 2010.

5)	Discount rate of 8.4%.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in death, other policy benefits and change in policy reserves.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 3.    The GMWB reserve totaled $132.0 million and $20.4 million at December 31, 2011 and 2010, respectively, and was included in reserves for future policy benefits and claims payable.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

Jackson-NY has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated as required by ASC 944-20.  The reserve calculation uses a series of stochastic investment performance scenarios.  Otherwise, the methodology and assumptions used are consistent with those used for calculating the GMDB liability.  At December 31, 2011 and 2010, these GMWB reserves totaled $0.8 million and $6.5 million, respectively, and were included in reserves for future policy benefits and claims payable.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2011 and 2010, are consistent with those used for calculating the GMDB liability.  GMIB reserves totaled $0.6 million and $0.3 million at December 31, 2011 and 2010, respectively.

7.	Reinsurance

The Company cedes reinsurance to unaffiliated insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The maximum amount of life insurance risk retained by the Company on any one life is generally $0.5 million.  Amounts not retained are ceded to other companies on either a yearly renewable-term or a coinsurance basis.

With the approval of the Superintendent of Insurance for the state of New York, Jackson-NY also cedes 90% of the guaranteed minimum withdrawal benefit associated with variable annuities issued prior to 2009 to its Parent.  This agreement resulted in an initial gain to Jackson-NY of $0.9 million, which was deferred and included in other liabilities in the accompanying balance sheet.  The deferred gain is being amortized into income over the life of the business. Premiums ceded to Jackson for guaranteed minimum withdrawal benefits were $6.8 million, $6.9 million and $6.7 million in 2011, 2010 and 2009, respectively.

The effect of reinsurance on premiums was as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Direct premiums	$523	$558	$643
Less reinsurance ceded:
Life	(442)	(438)	(563)
Guaranteed annuity benefits	(7,850)	(7,975)	(7,721)
Net premiums	$(7,769)	$(7,855)	$(7,641)

Components of the reinsurance recoverable were as follows (in thousands):

	December 31,
	2011	2010
Ceded reserves	$77,076	$32,206
Ceded claims liability	125	90
Ceded other	9	4
Total	$77,210	$32,300

Reserves ceded to the Parent totaled $52.7 million and $22.9 million at December 31, 2011 and 2010, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The following table sets forth the Company’s net life insurance in-force (in thousands):

	December 31,
	2011	2010
Direct life insurance in-force	$329,196	$347,295
Amounts ceded to other companies	(255,574)	(271,021)
Net life insurance in-force	$73,622	$76,274

8.    Federal Income Taxes

The components of the provision for federal income taxes were as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Current tax expense	$4,285	$7,645	$9,324
Deferred tax (benefit) expense	(1,292)	109	(9,207)

Income tax expense	$2,993	$7,754	$117

The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Income taxes at statutory rate	$5,801	$11,297	$1,533
Dividends received deduction	(3,301)	(3,581)	(1,416)
Other	493	38	-
Income tax expense (benefit)	$2,993	$7,754	$117

Effective tax rate	18.1%	24.0%	2.7%

Federal income taxes paid to (received from) Jackson in 2011, 2010 and 2009 were $9.3 million, $14.4 million and $(102.0) million, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2011	2010
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$73,888	$51,203
Other-than-temporary impairments and other investment related items	7,449	8,617
Other, net	686	-
Total gross deferred tax asset	82,023	59,820

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(87,738)	(75,675)
Net unrealized gains on available for sale securities	(39,247)	(19,472)
Other, net	-	(23)
Total gross deferred tax liability	(126,985)	(95,170)

Net deferred tax liability	$(44,962)	$(35,350)

Realization of Jackson-NY’s deferred tax asset is dependent on generating sufficient taxable income.  Although realization is not assured, management believes that it is more likely than not that the results of future operations and investment activity will generate sufficient taxable income to realize gross deferred tax assets.

At December 31, 2011, the Company had federal tax capital loss carryforwards totaling $13.6 million, which begin expiring in 2014.

In August 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61. Revenue Ruling 2007-61 also announced the Treasury Department's and the IRS's intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. In January 2010, Jackson-NY received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson-NY did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  No reserve has been established for this potential exposure since Jackson-NY believes its position is sustainable.  The Company recognized an income tax benefit related to the separate account DRD of $3.3 million, $3.6 million and $1.4 million during 2011, 2010 and 2009, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

During 2011, Jackson-NY established a reserve for an unrecognized tax benefit as required for income tax uncertainties.  The following table summarizes the changes in the Company’s unrecognized tax benefits, for the year ended December 31, 2011 (in thousands).  There were no unrecognized tax benefits at December 31, 2010.

Unrecognized tax benefit at December 31, 2010	$-
Additions for tax positions identified in 2011	2,036
Reduction of tax positions of closed prior years	-
Unrecognized tax benefit at December 31, 2011	$2,036

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions.  The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

Interest totaling $0.7 million related to these unrecognized tax benefits has been included in income tax expense in the income statement for 2011.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2011, 2010 or 2009.

Based on information available as of December 31, 2011, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.  The Company is generally no longer subject to United States federal, state or local income tax examinations by taxing authorities for tax years that began before 2007.

9.    Contingencies

The New York Insurance Department (Department) has advised all life insurers transacting business in New York, which includes Jackson of New York, that they must cross-check all life insurance policies, annuity contracts and beneficiary access accounts against the U.S. Social Security Administration’s Death Master File.  The Department’s intent is for companies to identify death payments due on life policies or annuity contracts that have not been claimed.  The Company reported initial findings to the Department on October 31, 2011.  Monthly progress reports are being filed with the Department with a final report due on March 31, 2012.  Based on its current analysis, at December 31, 2011, the Company believed the impact was immaterial to income and financial position and no accrual was established for these unreported claims.  Additionally, other regulators and state legislators are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  Currently, there does not appear to be a consensus among state insurance regulators and state unclaimed property administrators regarding a life insurer’s obligations in connection with identifying unreported deaths of its policy and contract holders.

10.   Stockholder's Equity

The declaration of dividends which can be paid by the Company is regulated by New York insurance law.  The Company must file a notice of its intention to declare a dividend and the amount thereof with the Superintendent at least thirty days in advance of any proposed dividend declaration.  No dividends were paid to Jackson in 2011, 2010 or 2009.  No capital contributions were made in 2011 or 2010.  Jackson made a capital contribution of $75.0 million to Jackson-NY in 2009.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $268.5 million and $256.1 million at December 31, 2011 and 2010, respectively.  Statutory net income of the Company, as reported in its Annual Statement, was $15.9 million, $43.9 million and $44.7 million in 2011, 2010 and 2009, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Financial Statements
December 31, 2011

11.  Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPM”), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $1.3 million, $1.2 million and $1.2 million to PPM for investment advisory services during 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Jackson, under which Jackson provides certain administrative services.  Administrative fees were $8.2 million, $7.0 million and $5.8 million in 2011, 2010 and 2009, respectively.

12.  Benefit Plans

The Company participates in a defined contribution retirement plan covering substantially all employees, sponsored by its Parent.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employees must be employed on the applicable January 1 or July 1 entry date.  The Company’s annual contributions are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $375 thousand, $255 thousand and $241 thousand in 2011, 2010 and 2009, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain employees, sponsored by its Parent.  Additionally, the Company sponsors a non-qualified voluntary deferred compensation plan for certain agents, with the assets retained by Jackson under an administrative services agreement.  At December 31, 2011 and 2010, Jackson’s liability for the Company’s portion of such plans totaled $2.2 million and $1.7 million, respectively.  There was no expense related to these plans in 2011, 2010 or 2009.

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)
Resolution of Board of Directors of Jackson National Life Insurance Company of New York authorizing the establishment of JNLNY Separate Account IV, incorporated herein by reference to the Registrant’s Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(b)  Not applicable.

(c)

(1)  Distribution Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, Inc., incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(2) Form of Selling Agreement, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(3)  Selling Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors LLC, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 filed on April 29, 2011 (File Nos. 333-109762 and 811-10463).

(4) Selling Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, LLC (N2565 01/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 25, 2012 (File Nos. 333-175720 and 811-08401).

(d)

(1)  Form of Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(2) Form of Child Insurance Rider, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(3)  Form of Guaranteed Minimum Death Benefit Rider, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(4)  Form of Other Insured Term Insurance Rider, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(5)  Form of Waiver of Monthly Deductions Rider, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(6) Form of Waiver of Specified Premium, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(7) Form of Terminal Illness Benefit Rider, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(8) Form of Loan Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 (File Nos. 333-109762 and 811-10463) as filed on October 27, 2004.

(e)

(1) Specimen Application, incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-109762 and 811-10463) as filed on October 17, 2003.

(2) Specimen Supplemental Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 (File Nos. 333-109762 and 811-10463) as filed on October 27, 2004.
(f)

(1)  Declaration and Charter of First Jackson National Life Insurance Company, incorporated herein by reference to the Registrant’s Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(2)  Certificate of Amendment of Charter of First Jackson National Life Insurance Company, incorporated herein by reference to the Registrant’s Registration Statement on Form S-6 (File Nos. 333-67902 and 811-10463) as filed on or about August 8, 2001.

(3)  Bylaws of First Jackson National Life Insurance Company, incorporated herein by reference to the Registrant’s Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(g)

(1)  Reinsurance Agreement between Jackson National Life Insurance Company of New York and RGA Reinsurance Company, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

(2)  Reinsurance Agreement between Jackson National Life Insurance Company of New York and Transamerica Financial Life Insurance Company, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

(3)  Reinsurance Agreement between Jackson National Life Insurance Company of New York and Security Life of Denver Insurance Company, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

(h)     Not applicable.

(i)      Not applicable.

(j)      Not applicable.

(k)     Legal Opinion and Consent of Counsel, attached hereto.

(l)

(1) Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-109762 and 811-10463).

(2) Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 10 filed on March 26, 2008 (File Nos. 333-109762 and 811-10463).

(3) Actuarial Opinion, incorporated herein by reference to the Registrant’s Post- Effective Amendment No. 12 filed on April 2, 2009 (File Nos. 333-109762 and 811-10463).

(4) Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 filed on April 30, 2010 (File Nos. 333-109762 and 811-10463).

(5) Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 filed on April 29, 2011 (File Nos. 333-109762 and 811-10463) .

(6)	Actuarial Opinion, attached hereto.

(m)

(1) Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-109762 and 811-10463).

(2) Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 filed on April 27, 2007 (File Nos. 333-109762 and 811-10463).

(3) Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 10 filed on March 26, 2008 (File Nos. 333-109762 and 811-10463).

(4) Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 filed on April 29, 2011 (File Nos. 333-109762 and 811-10463).

(n) Consent of Independent Registered Public Accounting Firm, attached hereto.

(o) Not applicable.

(p) Not applicable.

(q)

(1) Redeemability Exemption, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-109762 and 811-10463).

(2) Redeemability Exemption, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 filed on April 29, 2011 (File Nos. 333-109762 and 811-10463).

    (3) Redeemability Exemption, attached hereto.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Donald B. Henderson, Jr.	Director
4A Rivermere Apartments
Bronxville, NY 10708

David L. Porteous	Director
20434 Crestview Drive
Reed City, MI 49777

Donald T. DeCarlo	Director
200 Manor Road
Douglaston, New York 11363

Gary H. Torgow	Director
220 West Congress
Detroit, MI 48226-3213

John C. Colpean	Director
1640 Haslett Road, Suite 160
Haslett, MI 48840

Richard David Ash	Vice President, Actuary & Appointed
1 Corporate Way	Actuary
Lansing, MI 48951

Savvas (Steve) Panagiotis Binioris	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis Allen Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Jeffry Ross Borton	Vice President
1 Corporate Way
Lansing, MI 48951

John Howard Brown	Vice President & Director
1 Corporate Way
Lansing, MI 48951

James T. Carter	Vice President
1 Corporate Way
Lansing, MI 48951

Michael Alan Costello	Vice President & Director
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark	Senior Vice President, Chief Information Officer
1 Corporate Way	& Director
Lansing, MI 48951

James Bradley Croom	Vice President
1 Corporate Way
Lansing, MI 48951

Lisa Carol Drake	Senior Vice President & Chief Actuary
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves	Vice President
1 Corporate Way
Lansing, MI 48951

Charles Fox Field, Jr.	Vice President
6550 Carothers Pkwy.
Suite 170
Franklin, TN 27067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Robert Arthur Fritts	Senior Vice President & Controller
1 Corporate Way
Lansing, MI 48951

James Douglas Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia Anne Goatley	Vice President, Assistant Secretary &
1 Corporate Way	Director
Lansing, MI 48951

Matthew Phillip Gonring	Vice President
300 Innovation Drive
Franklin, TN 37067

John A. Gorgenson, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

Robert William Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Clifford Schuyler Hale, M.D.	Vice President
1 Corporate Way
Lansing, MI 48951

Laura Louise Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Herald Dean Hosfield	Vice President
1 Corporate Way
Lansing, MI 48951

Clifford James Jack	Executive Vice President,
7601 Technology Way	Head of Retail, Chairman & Director
Denver, CO 80237

Scott Francis Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Everett William Kunzelman	Vice President
1 Corporate Way
Lansing, MI 48951

Herbert George May III	Chief Administrative Officer &
275 Grove St Building	Director
4th floor
Auburndale, MA 02466

Machelle Antoinette McAdory	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas John Meyer	Senior Vice President, General
1 Corporate Way	Counsel, Secretary & Director
Lansing, MI 48951

Keith Richard Moore	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Executive Vice President and Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Russell Erwin Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura Louene Prieskorn	Senior Vice President & Director
1 Corporate Way
Lansing, MI 48951

Dana S. Rapier	Vice President
1 Corporate Way
Lansing, MI 48951

William Robert Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad Sajid Shami	Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen Marie Smith	Vice President
1 Corporate Way
Lansing, MI 48951

James Ronald Sopha	Chief Operating Officer
1 Corporate Way
Lansing, MI 48951

Kenneth Harold Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Heather Rachelle Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia Lynn Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Michael Andrew Wells	President & Chief Executive Officer
1 Corporate Way
Lansing, MI 48951

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Company	State of Organization	Control/Ownership
Ascent Insurance Brokers Limited	United Kingdom	50% Prudential Property Investment Managers Limited
BOCI – Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI – Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Brooke LLC	Delaware	100% Prudential (US Holdco2) Limited
Brooke (Holdco 1) Inc.	Delaware	100% Prudential (US Holdco 3) BV
Brooke Holdings LLC	Delaware	100% Nicole Finance Inc.
Brooke Holdings (UK) Limited	United Kingdom	100% Brooke UK LLC
Brooke Investment, Inc.	Delaware	100% Brooke Holdings LLC
Brooke (Jersey) Limited	Jersey	100% Prudential (US Holdco 2) Limited
Brooke Life Insurance Company	Michigan	100% Brooke Holdings LLC
Brooke UK LLC	Delaware	100% Brooke (Holdco 1) Inc.
Buying Force Limited	United Kingdom	50% Prudential Property Investment Managers Limited
CIMPL Pty Limited	Australia	100% PPM Capital (Holdings) Limited
CITIC Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
CITIC – Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CSU One Limited	United Kingdom	100% Prudential Group Holdings Limited
Calvin Asset Management Limited	England	100% Calvin Capital Limited
Calvin Capital Limited (formerly Marlin Acquisitions Limited)	England	100% Marlin Acquisitions Holdings Limited
Canada Property (Trustee) No 1 Limited	Jersey	100% Canada Property Holdings Limited
Canada Property Holdings Limited	England	100% M&G Limited
Curian Capital, LLC	Michigan	100% Jackson National Life Insurance Company
Curian Clearing LLC	Michigan	100% Jackson National Life Insurance Company
Earth and Wind Energias Removables, S.L.	Spain	100% Infracapital E&W B.V.
Eastspring Investments (Hong Kong) Limited	Hong Kong	100% Prudential Corporations Holdings Limited
Eastspring Investments (UK) Limited	England	100% Prudential Corporations Holdings Limited
FA II Limited	England	100% FA III Limited
FA III Limited	England	100% Infracapital Nominees Limited
Falcon Acquisitions Limited	United Kingdom	100% FA II Limited
Falcon Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
First Dakota, Inc.	North Dakota	100% IFC Holdings, Inc.
First Dakota of Montana, Inc.	Montana	100% IFC Holdings, Inc.
First Dakota of New Mexico, Inc.	New Mexico	100% IFC Holdings, Inc.
First Dakota of Texas, Inc.	Texas	100% IFC Holdings, Inc.
First Dakota of Wyoming, Inc.	Wyoming	100% IFC Holdings, Inc.
Furnival Insurance Company Limited	Guernsey	100% Prudential Corporation Holdings Limited
GS Twenty Two Limited	United Kingdom	100% Prudential Group Holdings Limited
Geoffrey Snushall Limited	United Kingdom	100% Snushalls Team Limited
Giang Vo Development JV Company	Vietnam	65% Prudential Vietnam Assurance Private Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Company Insurance
Holborn Bars Nominees Limited	United Kingdom	100% M&G Investment Management Limited
Holborn Delaware LLC	Delaware	100% Prudential Four Limited
Holborn Finance Holding Company	United Kingdom	100% Prudential Securities Limited
Hyde Holdco 1 Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Hyde Holdco 3 Limited	United Kingdom	100% Prudential Capital Holding Company Limited
ICICI Prudential Asset Management Company Limited	India	49% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	25.96% Prudential Corporation Holdings Limited
ICICI Prudential Pension Funds Management Company Ltd.	India	100% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
IFC Holdings, Inc. d/b/a INVEST Financial Corporation	Delaware	100% National Planning Holdings Inc.
INVEST Financial Corporation Insurance Agency Inc. of Alabama	Alabama	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Connecticut	Connecticut	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Delaware	Delaware	100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation
INVEST Financial Corporation Insurance Agency Inc. of Georgia	Georgia	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Illinois	Illinois	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Maryland	Maryland	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Massachusetts	Massachusetts	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Montana	Montana	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Nevada	Nevada	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of New Mexico	New Mexico	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Ohio	Ohio	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Oklahoma	Oklahoma	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of South Carolina	South Carolina	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Texas	Texas	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Wyoming	Wyoming	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency PA of Mississippi	Mississippi	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
Infracapital CI II Limited	Scotland	100% M&G Limited
Infracapital EF II Limited	Scotland	100% M&G Limited
Infracapital E&W B.V.	Netherlands	100% Infracapital F1 S.a.r.l.
Infracapital Employee Feeder GP Limited	Scotland	100% M&G Limited
Infracapital GP II Limited	England	100% M&G Limited
Infracapital F1 S.a.r.l.	Luxembourg	100% Infracapital F1 Holdings S.a.r.l
Infracapital F1 Holdings S.a.r.l.	Luxembourg	100% Infracapital Nominees Limited
Infracapital GP Limited	United Kingdom	100% M&G Limited
Infracapital Nominees Limited	United Kingdom	100% M&G Limited
Infracapital SLP Limited	United Kingdom	100% M&G Limited
Innisfree M&G PPP LLP	United Kingdom	35% M&G IMPPP1 Limited
Investment Centers of America, Inc.	North Dakota	100% IFC Holdings, Inc.
Jackson Investment Management LLC	Michigan	100% Brooke Holdings LLC
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	100% Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
JNLI LLC	Delaware	100% Jackson National Life Insurance Company
JNL Southeast Agency, LLC	Michigan	100% Jackson National Life Insurance Company
M&G (Guernsey) Limited	Guernsey	100% M&G Limited
M&G Financial Services Limited	United Kingdom	100% M&G Limited
M&G Founders 1 Limited	United Kingdom	100% M&G Limited
M&G General Partner Inc.	Cayman Islands	100% M&G Limited
M&G Group Limited	United Kingdom	100% Prudential plc
M&G IMPPP 1 Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	France (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Limited	Germany (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Italy (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Spain (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Nominees Limited	United Kingdom	100% M&G International Investments Limited
M&G Investment Management Limited	United Kingdom	100% M&G Limited
M&G Life Assurance Company Limited	United Kingdom	100% M&G Limited
M&G Limited	United Kingdom	100% M&G Group Limited
M&G Management Services Limited	United Kingdom	100% M&G Limited
M&G Nominees Limited	United Kingdom	100% M&G Limited
M&G Pensions and Annuity Company Limited	United Kingdom	100% M&G Limited
M&G RED Employee Feeder GP Limited	Scotland	100% M&G Limited
M&G RED GP Limited	Guernsey	100% M&G Limited
M&G RED SLP GP Limited	Scotland	100% M&G Limited
M&G Real Estate Finance 1 Co S.a.r.l	Luxemborg	100% M&G RED GP Limited
M&G Securities Limited	United Kingdom	100% M&G Limited
M&G Support Services Limited	United Kingdom	100% M&G Limited
MM&S (2375) Limited	Scotland	100% The Prudential Assurance Company Limited
Marlin Acquisitions Holdings Limited	United Kingdom	100% Infracapital GP Limited
National Planning Corporation	Delaware	100% National Planning Holdings, Inc.
National Planning Corporation Insurance Agency Inc. of Nevada	Nevada	100% National Planning Corporation
National Planning Holdings, Inc.	Delaware	100% Brooke Holdings LLC
National Planning Insurance Agency Inc.	Alabama	100% National Planning Corporation
National Planning Insurance Agency Inc.	Florida	100% National Planning Corporation
National Planning Insurance Agency Inc.	Georgia	100% National Planning Corporation
National Planning Insurance Agency Inc.	Idaho	100% National Planning Corporation
National Planning Insurance Agency Inc.	Massachusetts	100% National Planning Corporation
National Planning Insurance Agency Inc.	Montana	100% National Planning Corporation
National Planning Insurance Agency Inc.	Oklahoma	100% National Planning Corporation
National Planning Insurance Agency Inc.	Texas	100% National Planning Corporation
National Planning Insurance Agency Inc.	Wyoming	100% National Planning Corporation
Nicole Finance Inc.	Delaware	100% Brooke UK LLC
North Sathorn Holdings Company Limited	Thailand	100% Prudential Corporation Holdings Limited
Nova Sepadu Sdn Bhd	Malaysia	96% Sri Han Suria Sdn Berhad
P&A Holdco Limited	England	100% Prudential Four Limited
P&A Opco Limited	England	100% P&A Holdco Limited
PCA Asset Management Limited	Japan	100% Prudential Corporation Holdings Limited
PCA Asset Management Co. Ltd.	Korea	100% Prudential Corporation Holdings Limited
PCA Life Assurance Company Limited	Taiwan	99.79% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Japan)	Japan	100% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Korea)	Korea	100% Prudential Corporation Holdings Limited
PCA Securities Investment Trust Company Limited	Taiwan	99.54% Prudential Corporation Holdings Limited
PGDS (UK One) Limited	United Kingdom	100% Prudential Group Holdings Limited
PGDS (UK Two) Limited	United Kingdom	100% PDGS (UK One) Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPEM Pte. Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Capital (Holdings) Limited	United Kingdom	100% M&G Limited
PPM Finance, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Brooke Holdings LLC
PPM Ventures (Asia) Limited	Hong Kong	100% PPM Capital (Holdings) Limited
PPM Ventures Pty Limited	Australia	100% CIMPL Pty Limited
PPMC First Nominees Limited	United Kingdom	100% M&G Limited
PPS Five Limited	United Kingdom	100% Reeds Rains Prudential Limited
PPS Nine Limited	United Kingdom	100% Prudential Property Services Limited
PPS Twelve Limited	United Kingdom	100% Prudential Property Services Limited
PT Paja Indonesia	Indonesia	100% PT Prudential Life Assurance
PT Prudential Asset Management	Indonesia	99% Prudential Asset Management
PT Prudential Life Assurance	Indonesia	94.6% Prudential Corporation Holdings Limited
PVM Partnerships Limited	United Kingdom	100% The Prudential Assurance Company Limited
Pacus (UK) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Park Avenue (Singapore Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Pru Life Assurance Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Pru Life Insurance Corporation of UK	Philippines	100% Prudential Corporation Holdings Limited
Pru Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential (AN) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential (B1) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B2) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (Gibraltar Five) Limited	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Four) Limited	Gibraltar	100% Prudential (US Holdco 1) Limited
Prudential (Gibraltar Three)	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Two) S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Limited
Prudential (Gibraltar) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (LPH One) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (LPH Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (Namibia) Unit Trusts Limited	Namibia	93% Prudential Portfolio Managers (Namibia) (Pty) Limited
Prudential (Netherlands One) Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential (Netherlands) BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential (US Holdco 1) BV	Netherlands	100% Prudential (US Holdco 1) Limited
Prudential (US Holdco 1) Limited	United Kingdom	100% Prudential US Limited
Prudential (US Holdco 2) BV	Netherlands	100% Prudential (US Holdco 1) BV
Prudential (US Holdco 2) Limited	Gibraltar	100% Holborn Delaware LLC
Prudential (US Holdco 3) BV	Netherlands	100% Prudential (US Holdco 2) BV
Prudential – AA Office Joint Venture Company	Vietnam	70% Prudential Vietnam Assurance Private Limited
Prudential / M&G UKCF GP Limited	United Kingdom	100% M&G Limited
Prudential Al-Wara’ Asset Management Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Annuities Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Asset Management (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Asset Management (Singapore) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Asset Management Limited	United Arab Emirates	100% Prudential Corporation Holdings Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Bhd	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Singapore (Property Services) Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Atlantic Reinsurance Company Limited	Ireland	100% Prudential Corporation Holdings Limited
Prudential Australia One Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Capital (Singapore) Pte. Ltd. Prudential Tower	Singapore	100% Prudential Capital Holding Company Ltd.
Prudential Capital Holding Company Limited	United Kingdom	100% Prudential plc
Prudential Capital PLC	United Kingdom	100% Prudential Capital Holding Company Limited
Prudential Capital Luxembourg S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Ltd.
Prudential Corporate Pensions Trustee Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Corporation Australasia Holdings Pty Limited	Australia	100% Prudential Group Holdings Limited
Prudential plc	United Kingdom	Publicly Traded
Prudential Corporation Holdings Limited	United Kingdom	100% Prudential Holdings Limited
Prudential Corporation Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Distribution Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Europe Assurance Holdings plc	Scotland	100% MM&S (2375) Limited
Prudential Finance BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential Financial Services Limited	United Kingdom	100% Prudential plc
Prudential Five Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Four Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Fund Management Berhad	Malaysia	100% Nova Sepadu Sdn Bhd
Prudential Fund Management Services Private Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential GP Limited	Scotland	100% M&G Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential Group Holdings Limited	United Kingdom	100% Prudential plc
Prudential Group Pensions Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Group Secretarial Services Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Health Holdings Limited	United Kingdom	25% The Prudential Assurance Company Limited
Prudential Health Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Health Insurance Limited	England	100% Prudential Health Holdings Limited
Prudential Health Services Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Holborn Life Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Holdings Limited	Scotland	100% Prudential plc
Prudential Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential IP Services Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential International Assurance plc	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential International Management Services Limited	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential Investments (UK) Limited	United Kingdom	100% Prudential Capital Holding Company
Prudential Jersey (No 2) Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Jersey Limited	Jersey	100% Prudential Corporation Holdings Limited
Prudential Lalondes Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	42.59% North Sathorn Holdings Company Limited 32.11% Staple Limited 24.82% Prudential Corporation Holdings Limited 0.48% Others
Prudential Lifetime Mortgages Limited	Scotland	100% The Prudential Assurance Company Limited
Prudential Pensions Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Personal Equity Plans Limited	United Kingdom	100% M&G Limited
Prudential Portfolio Managers (Namibia) (Pty) Limited	Namibia	75% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers (South Africa) (Pty) Limited	South Africa	75% M&G Limited
Prudential Portfolio Managers (South Africa) Life Limited	South Africa	99.4% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers Unit Trusts Limited	South Africa	94% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Process Management Services India Private Limited	India	99.97% Prudential Corporation Holdings Limited 0.03% Prudential UK Services Limited
Prudential Properties Trusty Pty Limited	Australia	100% The Prudential Assurance Company Limited
Prudential Property Investment Management (Singapore) Pte Limited	Singapore	50% Prudential Singapore Holdings Pte Limited 50% PruPIM Ltd
Prudential Property Investment Managers Limited	United Kingdom	100% M&G Limited
Prudential Property Services (Bristol) Limited	United Kingdom	100% Prudential Property Services Limited
Prudential Property Services Limited	United Kingdom	100% Prudential plc
Prudential Protect Limited	United Kingdom	100% Prudential Health Holdings Limited
Prudential Pte Ltd	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Quest Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Retirement Income Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential Securities Limited	United Kingdom	50% Prudential (B1) Limited 50% Prudential (B2) Limited
Prudential Services Asia Sdn Bhd	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Services Limited	United Kingdom	100% Prudential Corporation Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Staff Pensions Limited	United Kingdom	100% Prudential Group Holdings Limited
Prudential Trustee Company Limited	United Kingdom	100% M&G Limited
Prudential UK Services Limited	United Kingdom	100% Prudential Financial Services Limited
Prudential Unit Trusts Limited	United Kingdom	100% M&G Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Vietnam Finance Company Limited	Vietnam	100% Prudential Holborn Life Limited
Prudential Vietnam Fund Management Private Limited Company	Vietnam	100% Prudential Vietnam Assurance Private Limited
Prulink Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prutec Limited	United Kingdom	100% The Prudential Assurance Company Limited
Quinner AG	Germany	100% Prudential Corporation Holdings Limited
Reeds Rain Prudential Limited	United Kingdom	100% Prudential Property Services Limited
SII Insurance Agency, Inc.	Massachusetts	100% SII Investments, Inc.
SII Insurance Agency, Inc.	Wisconsin	100% SII Investments, Inc.
SII Investments, Inc.	Wisconsin	100% National Planning Holdings, Inc.
SII Ohio Insurance Agency, Inc.	Ohio	100% SII Investments, Inc.
Scottish Amicable Finance plc	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable ISA Managers Limited	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable Life Assurance Society	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable PEP and ISA Nominees Limited	Scotland	100% Scottish Amicable Life Assurance Society
Snushalls Team Limited	United Kingdom	100% Prudential Property Services Limited
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	51% Prudential Corporation Holdings Limited
Stableview Limited	United Kingdom	100% M&G Limited
Staple Limited	Thailand	100% Prudential Corporation Holdings Limited
Staple Nominees Limited	United Kingdom	100% Prudential Personal Equity Plans Limited
The First British Fixed Trust Company Limited	United Kingdom	100% M&G Limited
The Forum, Solent, Management Company Limited	United Kingdom	100% The Prudential Assurance Company Limited
The Prudential Assurance Company Limited	United Kingdom	100% Prudential plc
True Prospect Limited	British Virgin Islands	100% Prudential Corporation Holdings Limited
Wharfedale Acquisitions Limited	United Kingdom	100% Wharfedale Acquisitions Subholdings Limited
Wharfedale Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Wharfedale Acquisitions Subholdings Limited	United Kingdom	100% Wharfedale Acquisitions Holdings Limited
Yeslink Interco Limited	United Kingdom	100% Prudential Group Holdings Limited
Zelda Acquisitions Holdings Limited	United Kingdom	100% Infracapital Nominees Limited
Zelda Acquisitions Limited	United Kingdom	100% Zelda Acquisitions Holdings Limited

Item 29. Indemnification

Provision is made in the Company's By-Laws for indemnification by the Company of any person made or threatened to be made a party to an action or proceeding, whether civil or criminal by reason of the fact that he or she is or was a director, officer or employee of the Company or then serves or has served any other corporation in any capacity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be  indemnified  by the laws of the State of New York.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities  (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I.  Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, and the JNLNY Separate Account IV.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas J. Meyer	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Manager
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald	Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle	Vice President
7601 Technology Way
Denver, CO 80237

Brook Meyer	Vice President
1 Corporate Way
Lansing, MI 48951

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Senior Vice President
7601 Technology Way
Denver, CO 80237

Scott Romine	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury	Executive Vice President, Distribution
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Doug Townsend	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Katie Turner	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

         (c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 31. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL  60606

Item. 32. Management Services

Not Applicable.

Item. 33. Fee Representation

Jackson National Life Insurance Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 27th day of April, 2012.

JNLNY Separate Account IV
(Registrant)

Jackson National Life Insurance Company of New York

By:  /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company of New York
(Depositor)

By:  /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 27, 2012
Michael A. Wells, President and
Chief Executive Officer

*	April 27, 2012
James R. Sopha, Chief Operating Officer

*	April 27, 2012
Clifford J. Jack, Executive Vice President,
Head of Retail & Chairman

*	April 27, 2012
P. Chad Myers, Executive Vice President,
and Chief Financial Officer

*	April 27, 2012
Herbert G. May III, Chief Administrative Officer
and Director

*	April 27, 2012
Joseph M. Clark, Senior Vice President,
Chief Information Officer and Director

/s/ Thomas J. Meyer	April 27, 2012
Thomas J. Meyer, Senior Vice President,
General Counsel, Secretary and Director

*	April 27, 2012
Laura L. Prieskorn, Senior Vice President and
Director

*	April 27, 2012
John H. Brown, Vice President and Director

*	April 27, 2012
Michael A. Costello, Vice President, Treasurer and
Director

*	April 27, 2012
Julia A. Goatley, Vice President,
Assistant Secretary and Director

*	April 27, 2012
Donald B. Henderson, Jr., Director

*	April 27, 2012
David L. Porteous, Director

*	April 27, 2012
Donald T. DeCarlo, Director

*	April 27, 2012
Gary H. Torgow, Director

*	April 27, 2012
John C. Colpean, Director

* By:    /s/ Thomas J. Meyer
Thomas J. Meyer, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (the “Depositor”), a New York corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns JNLNY Separate Account I (File Nos. 333-37175, 333-48822, 333-70384, 333-81266, 333-118370, 333-119659, 333-137485, 333-163323, 333-172873, 333-175720,  333-175721, and 333-177298), JNLNY Separate Account II (File No. 333-86933), and JNLNY Separate Account IV (File Nos. 333-109762 and 333-118132), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale.  The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 28 day of October, 2011.

/s/ MICHAEL A. WELLS
______________________________________________
Michael A. Wells, President and Chief Executive Officer

/s/ JAMES R. SOPHA
______________________________________________
James R. Sopha, Chief Operating Officer

/s/ CLIFFORD J. JACK
______________________________________________
Clifford J. Jack, Executive Vice President, Head of Retail
and Chairman

/s/ P. CHAD MYERS
______________________________________________
P. Chad Myers, Executive Vice President and Chief Financial Officer

/s/ HERBERT G. MAY III
______________________________________________
Herbert G. May III, Chief Administrative Office and Director

/s/ JOSEPH M. CLARK
______________________________________________
Joseph M. Clark, Senior Vice president, Chief
Information Officer and Director

/s/ THOMAS J. MEYER
______________________________________________
Thomas J. Meyer, Senior Vice President, General
Counsel, Secretary and Director

/s/ LAURA L. PRIESKORN
_____________________________________________
Laura L. Prieskorn, Senior Vice President and Director

/s/ JOHN H. BROWN
______________________________________________
John H. Brown, Vice President and Director

/s/ MICHAEL A. COSTELLO
______________________________________________
Michael A. Costello, Vice President, Treasurer and Director

/s/ JULIA A. GOATLEY
______________________________________________
Julia A. Goatley, Vice President, Assistant Secretary and Director

/s/ DONALD B. HENDERSON, JR.
______________________________________________
Donald B. Henderson, Jr., Director

/s/ DAVID L. PORTEOUS
______________________________________________
David L. Porteous, Director

/s/ DONALD T. DECARLO
______________________________________________
Donald T. DeCarlo, Director

/s/ GARY H. TORGOW
______________________________________________
Gary H. Torgow
Director

/s/ JOHN C. COLPEAN
______________________________________________
John C. Colpean
Director

EXHIBIT LIST

Exhibit No.  Description

k	Opinion and Consent of Counsel.

l.(6)	Actuarial Opinion.

n.	Consent of Independent Registered Public Accounting Firm.

q.(3)           Redeemability Exemption.